                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
                                              Rule 14A-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-12

                              SMART & FINAL INC.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                        [LOGO OF SMART & FINAL(R) INC.]

                              SMART & FINAL INC.
                               600 Citadel Drive
                          Commerce, California 90040

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 July 2, 2002

TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of Smart & Final Inc. (the "Company") will be held at the Company's corporate headquarters, 600 Citadel Drive, Commerce, California 90040, on Tuesday, July 2, 2002, at 10:00 a.m., local time, for the following purposes:

     1. To elect three (3) directors of the Company to serve until the 2005 annual meeting and until their successors have been elected and qualified;

     2. To approve the amendment and restatement of the Long-Term Equity Compensation Plan to restate in one document all previous amendments thereto and to, among other things, amend such plan to: (i) increase from 100,000 shares to 300,000 shares the maximum aggregate number of shares that may be granted in the form of stock options pursuant to an award granted in any one fiscal year to any single participant, (ii) increase from 3,600,000 shares to 5,100,000 shares the aggregate number of shares available for grant thereunder, and (subject to restrictions on the maximum number of shares reserved for grant) to allow for the number of shares available for grant to be increased annually by the number of awards exercised by participants, and (iii) remove the authority to make future grants under the Plan to non-employee director members of the Board.

     3. To approve the amendment and restatement of the Non-Employee Director Stock Plan to restate in one document the initially approved plan and to amend such plan to: (i) allow for grants of stock options and restricted stock to the Company's non-employee directors, (ii) increase from 125,000 shares to 375,000 shares the aggregate number of shares available for grant thereunder, and (subject to restrictions on the maximum number of shares reserved for grant) to allow for the number of shares available for grant to be increased annually by the number of awards exercised by non-employee directors, and (iii) permit incorporation into the Plan prior grants of stock options covering an aggregate of 158,500 shares to non-employee director members of the Board.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

   The Board has determined that only holders of record of the Company's Common Stock at the close of business on June 7, 2002, will be entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.

   WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE ANNUAL MEETING.

                                          DONALD G. ALVARADO
                                          Secretary

Commerce, California
June 14, 2002

                              SMART & FINAL INC.

                               600 Citadel Drive
                          Commerce, California 90040

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                    GENERAL

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Smart & Final Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Company's corporate headquarters, 600 Citadel Drive, Commerce, California 90040, on Tuesday July 2, 2002, at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice. The approximate date of mailing of this Proxy Statement, Notice and the accompanying proxy is June 14, 2002.

Proxy Information

   A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Subject to such revocation, all shares represented by each properly executed proxy received by the Company will be voted in accordance with the instructions indicated thereon, and if instructions are not indicated, will be voted to: (i) elect the nominees for director named in this Proxy Statement; (ii) approve the amendment and restatement of the Company's Long-Term Equity Compensation Plan as described herein; and (iii) approve the amendment and restatement of the Company's Non-Employee Director Stock Plan as described herein. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on the election of directors and certain other matters when they have not received instructions from beneficial owners, but lack such authority on other matters. For all the proposals presented below, such brokers have authority to vote on the election of directors and ratification of the selection of auditors.

Record Date and Voting

   Each stockholder of record at the close of business on June 7, 2002 (the "Record Date") is entitled to one vote for each share then held on each matter submitted to a vote of stockholders. As of the Record Date, which was fixed by the Board of Directors of the Company (the "Board") for determining the stockholders entitled to notice of and to vote at the Annual Meeting, the outstanding voting securities of the Company consisted of 29,394,841 shares of Common Stock, par value $.01 per share. A majority of the shares entitled to vote will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

   In the election of directors described below, votes may be cast in favor or withheld. The three director nominees who receive the greatest number of votes cast in the election will be elected. Shares marked withheld or otherwise not voted in the election (including abstentions and broker non-votes) have no impact on the election. For purposes of the votes on the proposals to amend and restate the Company's Long-Term Equity Compensation Plan and to amend and restate the Company's Non-Employee Director Stock Plan, votes may be cast for or against, or may be withheld from voting on, such proposals. Such proposals, to be approved, require the affirmative vote of a majority of the total votes present at the meeting. Abstentions and broker non-votes are counted in determining the total number of votes present at the meeting, and thus they have the effect of a vote against those proposals.

                             ELECTION OF DIRECTORS

Nominees

   Three directors of the Company's Board are to be elected at the Annual Meeting to hold office until the annual meeting held in 2005 and until their successors are elected and qualified. The Board is currently divided into three classes serving staggered terms normally of three years each. The term of office of one class of directors expires each year, and at each annual meeting the successors to the directors of the class whose term is expiring in that year are elected to hold office for a term of three years and until their successors are elected and qualified. The three directors whose terms expire this year, Messrs. Crull, Ornstein and Roeder, have been nominated for re-election to a term expiring in 2005. In the election of directors, unless properly instructed otherwise, the proxy holders intend to vote for the election of those nominees. It is not anticipated that any of the nominees will decline or be unable to serve as a director. If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated to fill the vacancy by the present Board.

   For purposes of reference below, as of December 30, 2001 Casino USA, Inc. ("Casino USA") owned 56.8% of the Company's outstanding stock. Casino Guichard-Perrachon, S.A. ("Casino France"), a publicly traded French joint stock limited liability company, is the principal stockholder of Casino USA. Casino France and its subsidiaries (collectively "Groupe Casino") are currently engaged in retail grocery, restaurant, food production and other businesses in parts of Europe, South America and Asia and, through the Company, the United States. Groupe Casino currently owns 59.8% of the Company's Common Stock. (see "Security Ownership of Certain Beneficial Owners and Management" below).

   The following table sets forth, as of June 14, 2002, certain information concerning each person nominated for election as a director of the Company:

                                                           Director  Year Term
   Name                                                Age  Since   Would Expire
   ----                                                --- -------- ------------
   Timm F. Crull......................................  71   1994       2005
   Joel-Andre Ornstein................................  47   1999       2005
   Ross E. Roeder.....................................  64   1984       2005

   Timm F. Crull. Mr. Crull has been a director of the Company since December 1994. He currently serves on the Company's Audit Committee and is Chairman of the Compensation Committee. Mr. Crull was Chairman of the Board and Chief Executive Officer of Nestle USA, Inc. (food and related products) from 1991 until his retirement in 1994. He held the position of Chairman of the Board and President of Carnation Company (food and related products) from 1985 to the beginning of 1990. Mr. Crull has been a director of Hallmark Cards, Inc. (greeting cards) since 1984 and is a member of the Compensation and Audit Committees of Hallmark Cards, Inc.

   Joel-Andre Ornstein. Mr. Ornstein became a director of the Company in May 1999. Since 1989, Mr. Ornstein has been Senior Adviser to the Chairman and Chief Executive Officer and a director of Euris, S.A. ("Euris"), a Paris-based investment holding company controlled by Mr. Jean-Charles Naouri, a French citizen whose principal business is making corporate investments and who owns a controlling interest in Casino France, the Company's majority stockholder. Mr. Ornstein is also Chairman of Euristates, Inc., the U.S. based subsidiary of Euris. He is a director of Euristates, Inc. and The Athlete's Foot Inc.

   Ross E. Roeder. Mr. Roeder has been a director of the Company since 1984, and became the Chairman, President and Chief Executive Officer in January 1999. Until his appointment as Chairman and Chief Executive Officer, he also served as Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Roeder became Chairman of the Governance Committee in early 1999 and is a member of the boards of directors of the Company's principal subsidiaries. Until 1998 Mr. Roeder was Chairman of Morgan-Kaufman Publishers, Inc. (publishers of computer science text and reference books), where he was also a director from 1986 to 1998. Mr. Roeder has served on the Board of Directors of Chico's FAS, Inc. (retail women's stores) since 1997 and the Board of Directors of Gulf West Bank in St. Petersburg, Florida since 1995. Mr. Roeder's employment agreement provides that he may terminate his employment with the Company for "good reason", which includes the failure of Mr. Roeder to be elected to the Board during his employment term. (For a further discussion of Mr. Roeder's employment agreement see "Executive Compensation--Roeder Employment Agreement")

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE NAMED ABOVE TO SERVE FOR THE TERM ELECTED.

Directors Continuing in Office

   The following table sets forth, as of June 14, 2002, certain information concerning the directors of the Company continuing in office:

                                                            Director  Year Term
                                                        Age  Since   Will Expire
                                                        --- -------- -----------
   Pierre B. Bouchut...................................  46   1994      2004
   Christian P. Couvreux...............................  51   1997      2003
   James S. Gold.......................................  51   1994      2003
   Antoine Guichard....................................  75   1986      2003
   David J. McLaughlin.................................  66   1990      2004
   Thomas G. Plaskett..................................  58   1994      2004
   Etienne Snollaerts..................................  46   1998      2004

   Pierre B. Bouchut. Mr. Bouchut has been a director of the Company since December 1994 and has been a member of the Board of Directors of Casino France since September 1996. He currently serves as General Manager for Casino France. From 1990 to 1997 he was Director of Finance for Casino France. Mr. Bouchut was an associate at McKinsey & Company Inc. (management consulting) from 1988 to 1990.

   Christian P. Couvreux. Mr. Couvreux has been a director of the Company since September 1997 and currently serves on the Company's Governance Committee. Since May 1997, he has been Chairman of the Executive Board and Chief Executive Officer of Casino France and is a director of Casino USA. Mr. Couvreux was previously Deputy General Manager of Casino France where he was responsible for purchasing, logistics and marketing. Mr. Couvreux has been associated with Groupe Casino since 1990 when Casino France purchased La Ruche Meridionale, a French international trading company of which Mr. Couvreux held several positions including Chief Executive Officer.

   James S. Gold. Mr. Gold has been a director of the Company since April 1994 and in May 2001 was appointed to serve on the Company's Compensation Committee. Mr. Gold was a General Partner of Lazard Freres & Co. (investment banking) from 1985 until May 1995, when he became a Managing Director. Mr. Gold has been associated with Lazard Freres & Co., LLC, since 1977. He is also a director of The Hain Celestial Group, Inc.

   Antoine Guichard. Mr. Guichard has been a director of the Company since 1986 and currently serves on the Company's Governance Committee. Mr. Guichard is the Secretary and a director of Casino USA. Since 1966 he has been a gerant (managing partner) of Groupe Casino. He served as Chairman of the Executive Committee of the Company from 1990 until 1998. He is now Chairman of Groupe Casino, Conseil de Surveillance (Board of Supervisors).

   David J. McLaughlin. Mr. McLaughlin has been a director of the Company since 1990 and currently serves on the Company's Audit and Compensation Committees. He has been a director of Scientific Atlanta, Inc. (communications and instrumentation products) since 1987 and Troy Biosciences Incorporated since 1994. From 2000 to 2001, he was the Vice Chairman of Troy Biosciences Incorporated where he also served as President and Chief Executive Officer from 1996 to 1999. From January 2000 to date, he has served as the President and Chief Executive Officer of Pentacle Press LLC (publishing and research).

   Thomas G. Plaskett. Mr. Plaskett has been a director of the Company since April 1994, currently serves as Chairman of the Audit Committee and is a member of the Compensation and Governance Committees. Mr. Plaskett served as Chairman of the Board of Greyhound Lines, Inc. (transportation) from February 1995 to March 1999 and the Managing Director of Fox Run Capital Associates (private financial advisory and venture capital services) since November 1991. He is a director of Probex Corporation, an energy technology company in Carrollton, Texas. Mr. Plaskett was formerly the Vice Chairman and Executive Vice President of Legend Airlines, a privately-held airline based in Dallas, Texas which in December 2000 filed a petition for insolvency under Federal bankruptcy laws. From 1988 to September 1991, he was Chairman and Chief Executive Officer of Pan Am Corporation (commercial airline). Mr. Plaskett has been a director of RadioShack Corporation (retail electronics) since 1986 and is also a member of its Audit Committee.

   Etienne Snollaerts. Mr. Snollaerts has been a director of the Company since 1998 and in May 2001 was appointed to serve on the Company's Compensation Committee. He is currently the Deputy General Manager and Director of the supply chain within Groupe Casino. In addition to these responsibilities, he supervises Groupe Casino's investment in the Company. Prior to this he was in charge of the international activities of Groupe Casino which included operations in ten countries. Mr. Snollaerts has been associated with Casino France since 1990 and served as Director of Purchasing and Logistics and as Director of Retail Distributions, Store Operations and Information Systems. Prior to joining Casino France, he was a management consultant with Alexander Proudfoot Company.

Committees of the Board and Attendance at Meetings

   The Company has established three standing committees of the Board, an Audit Committee, a Compensation Committee, and a Governance Committee. Each of these committees is responsible to the full Board and its activities are therefore generally subject to the approval of the Board. The functions performed by these committees are summarized as follows:

   The Audit Committee consists of Messrs. Plaskett (as Chairman), Crull, and McLaughlin. The Audit Committee has adopted a written charter, a copy of which was attached as Appendix A to the Company's proxy statement filed with the SEC in April 2001. The Audit Committee's functions are more fully described below under the heading "Report of the Audit Committee". During fiscal 2001, the Board re-examined the Audit Committee's composition and confirmed that all members of the Company's Audit Committee are "independent" within the meaning of the New York Stock Exchange's listing standards. During fiscal 2001, there were three regular meetings of the Audit Committee.

   The Compensation Committee consists of Messrs. Crull (as Chairman), Gold, McLaughlin, Plaskett and Snollaerts. The Compensation Committee (i) approves salary practices and base salary amounts for executive personnel; (ii) approves the structure of and determines awards under the Company's annual incentive bonus plan for executive officers; (iii) makes awards under the Company's Long-Term Equity Compensation Plan; (iv) approves the strategy and structure of the Company's other employee plans and benefits; and (v) makes recommendations to the Board with respect to base salary and incentive compensation of the Chief Executive Officer. During fiscal 2001, there were three regular meetings of the Compensation Committee and one special meeting.

   The Governance Committee consists of Messrs. Roeder (as Chairman), Couvreux, Guichard and Plaskett. The Governance Committee acts as a nominating committee, seeking out, evaluating and recommending to the Board qualified nominees for election as directors of the Company and considering other matters pertaining to the size and composition of the Board and its committees. The Governance Committee gives appropriate consideration to qualified individuals recommended by stockholders for nomination as directors of the Company, provided that such recommendations are accompanied by information sufficient to enable the Governance Committee to evaluate the qualifications of such individuals. The Governance Committee also makes awards under the Company's Non-Employee Director Stock Plan. During fiscal 2001, the Governance Committee met once.

   During fiscal 2001, the Board held four regular meetings and two special meetings; each director with the exception of Messrs. Couvreux and Guichard attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of committee meetings held by all committees of the Board on which he served.

Compensation of Directors

   During fiscal 2001, all of the Company's non-employee directors served an entire fiscal year and were compensated by cash payments and shares of the Company's common stock. For the cash component of their compensation, the non-employee directors are paid an annual fee consisting of $15,000, paid in quarterly installments in advance at the beginning of each calendar quarter. Each non-employee director also received $1,000 in cash for each Board meeting and each committee meeting attended in person and $500 in cash for each meeting attended by telephone. Expenses incurred in attending meetings in person are reimbursable by the Company. Directors who are employees of the Company or its subsidiaries are not compensated for service as members of the Board or any committee of the Board.

   In addition to the cash payments described above, on May 1 of each year the Company's non-employee directors also receive an automatic award of shares under the Company's Non-Employee Director Stock Plan. This award of the Company's common stock is valued at approximately $15,000 on the date of the award, pursuant to the terms of the Non-Employee Director Stock Plan and is issued to each non-employee director who is serving as such on the award date. For purposes of the Non-Employee Director Stock Plan, an eligible non-employee director is one who is a member of the Company's Board, who is not and has not been an employee of the Company or its direct or indirect subsidiaries and who is paid an annual cash retainer fee for his services as a director. For the May 1, 2001 grant, Messrs. Bouchut, Couvreux, Crull, Gold, Guichard, McLaughlin, Ornstein, Plaskett and Snollaerts were all eligible non-employee directors under the Non-Employee Director Stock Plan and each received 1,369 shares of common stock. Each share award comprises that number of shares equal to the quotient of $15,000 divided by the fair market value of a share on the award date as defined in the plan. Cash is paid in lieu of fractional shares. Any shares awarded must be held by such non-employee director for at least six months after the award date.

   The Company's Stock Incentive Plan, as amended, expired in June 2001 as to new grants. This plan provided that any elected or appointed non-employee director serving prior to 1998 received an automatic grant of options to purchase 22,500 shares of the Company's Common Stock, as of the date of his initial appointment or election. Such options are nonqualified stock options, have exercise prices equal to the fair market value of the Common Stock at the date of grant, have an exercise term of ten years after the date of grant and are subject to early termination in the event the option holder ceases to be a director, becomes permanently disabled or dies. One-third of these options become exercisable two years after the date of grant and each year thereafter, so that 100% would be exercisable four years after the date of grant. There are still 40,000 options that have been granted under the Company's Stock Incentive Plan to non-employee directors, but have not been exercised. These options will expire, if not exercised, on or before June 18, 2006.

   The Company also has a Directors Deferred Compensation Plan (the "Directors Deferred Compensation Plan"), in which the Company's directors are eligible to defer on a pre-tax basis up to 100% of their director's cash fees (with a minimum annual deferral of $2,500) and any shares of the Company's common stock received as compensation for their services as a director. Participation is voluntary on an annual basis. Deferrals of cash amounts are credited to a special bookkeeping account in the participant's name, and earnings on deferrals are indexed to certain investment fund options. Deferrals of the Company's common stock are held within the plan, for the benefit of the deferring director's account and are not redeemable for cash. The Company pays all benefits and costs from its general assets and, while it has created a non-qualified grantor trust whose assets will be used to pay benefits and defray expenses, the assets of the trust are subject to the claims of the Company's general creditors in the event of the Company's insolvency or bankruptcy. In general, participants will receive benefits under the Directors Deferred Compensation Plan after retirement in one of four pre-elected payment options: one lump-sum payment; or a stream of five, ten or 15 annual payments. Limited withdrawals prior to retirement are permitted in accordance with the terms of the Directors Deferred Compensation Plan. The Directors Deferred

Compensation Plan also provides additional death benefits in the event of death prior to retirement. During 2001, five directors participated in this plan.

Executive Officers

   The following table sets forth as of June 14, 2002, the names, ages and titles of the executive officers of the Company, Smart & Final Stores Corporation ("Smart & Final Stores"), American Foodservice Distributors, Inc. ("American Foodservice Distributors"), Port Stockton Food Distributors, Inc. dba Smart & Final Foodservice Distributors ("Smart & Final Foodservice") and Henry Lee Company ("Henry Lee"):

       Name          Age                               Title
       ----          ---                               -----
Ross E. Roeder        64 Chairman of the Board, President and Chief Executive Officer of
                          the Company and Smart & Final Stores, President and Chief
                          Executive Officer of American Foodservice Distributors,
                          Chairman of the Board and Chief Executive Officer of Smart &
                          Final Foodservice and Chairman of the Board of Henry Lee
Donald G. Alvarado    47 Senior Vice President, General Counsel and Secretary of the
                          Company and Smart & Final Stores, and Secretary of American
                          Foodservice Distributors, Smart & Final Foodservice and Henry
                          Lee
Dennis L. Chiavelli   56 Executive Vice President, Operations of the Company and
                          Executive Vice President of Operations for Smart & Final Stores
Andre Delolmo         50 Senior Vice President of Business Development for Smart & Final
                          Stores
Zeke Duge             55 Senior Vice President and Chief Information Officer of Smart &
                          Final Stores
Richard A. Link       48 Vice President and Controller of the Company
Norah Morley          50 Senior Vice President, Marketing of Smart & Final Stores
Suzanne Mullins       49 Senior Vice President, Operations of Smart & Final Stores
Richard N. Phegley    46 Senior Vice President and Chief Financial Officer of the
                          Company, Smart & Final Stores and American Foodservice
                          Distributors, and Senior Vice President, Finance of Smart &
                          Final Foodservice and Henry Lee
Robert J. Schofield   52 Executive Vice President and Chief Operating Officer of American
                          Foodservice Distributors
Timothy M. Snee       48 Senior Vice President, Buying of Smart & Final Stores
Jeff D. Whynot        45 Senior Vice President, Human Resources of Smart & Final Stores

   Executive officers of the Company are appointed by the Board of the Company and serve at the Board's discretion.

   Ross E. Roeder. See "ELECTION OF DIRECTORS--Nominees".

   Donald G. Alvarado. Mr. Alvarado was named Senior Vice President, General Counsel of the Company and Smart & Final Stores in September 1996 and also serves as Secretary of the Company, American Foodservice Distributors, Smart & Final Foodservice, Henry Lee and Smart & Final Stores. From 1997 to 1999 he was also Senior Vice President Law/Development. From 1991 until September 1996 he served as Vice President, General Counsel and Secretary of the Company. He joined the Company in 1987 as Assistant General Counsel and was appointed Secretary in 1989. He has been Secretary of Smart & Final Stores since 1990. He was also Assistant Secretary of Casino USA and its former wholly-owned subsidiary Casino Realty, Inc. ("Casino Realty") from 1989 to January 1994.

   Dennis L. Chiavelli. Mr. Chiavelli was named Executive Vice President, Operations of the Company and Smart & Final Stores in September 1996. From September 1991 to September 1996 he served as Senior Vice President of Operations and Development of Smart & Final Stores. Earlier in 1991, he was Executive Vice President, Real Estate of Casino Realty. He was a Vice President and General Manager of Casino Realty and a Vice President of Casino USA from late 1987 to early 1991.

   Andre Delolmo. Mr. Delolmo was appointed as Senior Vice President, Business Development of Smart & Final Stores in October 2001, with responsibility for developing store growth opportunities in existing and new geographic markets. Mr. Delolmo also serves as President of Casino USA, a position he has held since July, 1999. Mr. Delolmo has been employed by Groupe Casino since 1977 in operational management positions in France and other countries.

   Zeke Duge. Mr. Duge joined Smart & Final Stores in September 2000 as Senior Vice President and Chief Information Officer in charge of data processing and technology for Smart & Final Stores. Immediately before joining the Company, Mr. Duge was Vice President and Chief Information Officer of West Marine, Inc. (boating specialty retailer). Mr. Duge has more than 30 years experience in data processing having also held various positions at Xerox Computer Services (computer services), Nissan (automobile manufacturing), Tandem Computers (computer manufacturing) and Oracle Corporation (computer software).

   Richard A. Link. Mr. Link joined the Company in October 2001 as Vice President and Controller. In December 2001, he was designated as the Company's Chief Accounting Officer by the Board. From September 1988 through February 2001, Mr. Link served in various capacities with Maxicare Health Plans, Inc. (health insurance) including Senior Vice President, Accounting and Chief Accounting Officer from September 1988 through November 1997, Executive Vice President--Finance and Administration and Chief Financial Officer from December 1997 through February 2001 and was appointed the Chief Operating Officer from August 1999 through February 2001. Mr. Link previously served with Price Waterhouse as a senior audit manager and is a certified public accountant.

   Norah Morley. Ms. Morley joined Smart & Final Stores in August 1999 as Senior Vice President of Marketing. From 1996 to 1999, Ms. Morley was the Senior Vice President of Marketing, Buying and Distribution for The Sweet Factory (retail candy) and from 1992 to 1996, Vice President of Marketing and Buying with W.H. Smith: The Wall Music. Prior to that position, she was Vice President of Marketing for Frank's Nursery and Crafts, and held various positions in consumer packaged goods marketing, including Director of Marketing for The Pillsbury Company (food products).

   Suzanne Mullins. Ms. Mullins was appointed Senior Vice President, Store Operations of Smart & Final Stores in July 1997. Before her promotion in 1997, she was Vice President, Buying for Smart & Final Stores from August 1994 and Vice President, Operations of Smart & Final Stores from 1991 to 1994. Prior to that, Ms. Mullins held various store operations positions, including District Manager, since joining Smart & Final Stores in 1987.

   Richard N. Phegley. Mr. Phegley joined Smart & Final Stores as Vice President and Treasurer in August 1996 and was additionally appointed Vice President and Treasurer of the Company, American Foodservice Distributors, and Henry Lee in May 1999. In May 2001, he was appointed Senior Vice President and Chief Financial Officer of the Company, Smart & Final Stores and American Foodservice Distributors. Mr. Phegley joined Smart & Final Stores after 17 years with Atlantic Richfield Company, now a subsidiary of BP Amoco plc. (integrated international oil and gas), where he served in senior treasury, strategic planning, and financial management positions.

   Robert J. Schofield. Mr. Schofield was appointed to the position of Executive Vice President and Chief Operating Officer of American Foodservice Distributors in February 2000. In these capacities, he is responsible for all foodservice operations for the Company. From August 1999 through January 2000, Mr. Schofield served as a consultant to the Company regarding its Foodservice companies. Mr. Schofield was President of the western division of US Foodservice (foodservice distribution) from 1994 to 1999. Prior thereto, he was President of Affiliated Food Distributors (Giant Stores--retail grocery) and Senior Vice President of Spartan Stores (retail grocery).

   Timothy M. Snee. Mr. Snee was appointed Senior Vice President of Buying for Smart & Final Stores in June 1999. From 1998 to June 1999, he was Vice President of Buying. Mr. Snee joined Smart & Final Stores after 26 years with Ralphs Grocery Company (retail grocery) where he served as a vice president in charge of various buying departments, and held management positions in accounting, distribution, and operations.

   Jeff D. Whynot. In January 2000, Mr. Whynot joined Smart & Final Stores as the Senior Vice President of Human Resources. From 1998 to 2000, Mr. Whynot was employed by Dames & Moore Group, (engineering consulting), most recently as Vice President of Human Resources. From 1984 to 1998, Mr. Whynot worked for Knott's Berry Farm (food products and entertainment). During the last five years of his employment with Knott's Berry Farm, Mr. Whynot served as the Vice President of Human Resources.

Report of the Audit Committee

   The Audit Committee has reviewed and discussed with management of the Company and Arthur Andersen LLP ("Andersen"), the independent auditing firm of the Company for the fiscal year 2001, the audited financial statements of the Company, as of December 30, 2001 and for the fiscal year then ended (the "Audited Financial Statements"). In addition, the Audit Committee has discussed with Andersen the matters required to be discussed by Statements on Auditing Standards 61 (Codification of Statements on Auditing Standards
AU (S) 380).

   The Audit Committee received and reviewed the written disclosures and the letter from Andersen required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees). The Audit Committee has discussed with that firm its independence from the Company. The Audit Committee additionally discussed with management of the Company and the auditing firm such other matters and received such assurances from them as it deemed appropriate.

   Management is responsible for the Company's internal controls and the financial reporting process. Andersen is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

   Based on the above-described reviews and discussions and a review of the report of Andersen with respect to the Audited Financial Statements, and relying thereon, the Audit Committee recommended to the Company's Board the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K/A (Amendment No. 2) for the fiscal year ended December 30, 2001.

   In light of recent events and developments concerning Andersen subsequent to the fiscal year ended December 30, 2001, the Audit Committee has undertaken additional inquiry and diligence by monitoring events and circumstances that could potentially impair Andersen's abilities to fulfill auditor responsibilities to the Company under its engagement as independent public accountants. During May 2002 the Audit Committee and management met with two other independent accounting firms to establish potential alternatives for the Company should circumstances later warrant. On June 6, 2002, the Audit Committee received a report from management concerning developments related to Andersen and the Audit Committee concluded that it was unlikely Andersen would be able to fulfill the role of independent accountant to the Company for fiscal year 2002. On June 7, 2002 the Audit Committee presented this conclusion to the Board and unanimously recommended that the Company discharge Andersen and retain Ernst & Young LLP ("E&Y") as the Company's independent auditors for fiscal year ending December 29, 2002. This recommendation was then unanimously approved by the Board subject to the execution of appropriate documentation between the Company and E&Y.

   The reports of Andersen on the financial statements of the Company for each of the fiscal years ended December 30, 2001 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended December 30, 2001 and December 31, 2000 and within the interim period from December 31, 2001 through June 7, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of such disagreement in its reports on the financial statements for such fiscal years. Except to the extent discussed below, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K for the fiscal years ended December 30, 2001 and December 30, 2000 and within the interim period from December 31, 2001 through June 7, 2002.

   As announced on April 22, 2002, the Company identified certain accounting issues at its Stockton, California broadline foodservice subsidiary impacting prior-years previously reported operating results that caused it to restate its financial statements. The issues giving rise to the restatement were not detected by the Company's internal control processes and were the result of a significant deficiency in the design or operation of the control procedures at the subsidiary, which could be deemed a material weakness in accounting controls at the subsidiary. The Company has taken steps to thoroughly investigate such deficiencies and has taken appropriate remedial actions. With respect to these deficiencies, the Audit Committee discussed them with Andersen and authorized Andersen to respond fully to inquiries of E&Y concerning them.

           AUDIT COMMITTEE
           Thomas G. Plaskett, Chairman
           Timm F. Crull
           David J. McLaughlin

Compensation Committee Report on Executive Compensation

   The Compensation Committee's basic philosophy (which is intended to apply to all Company management, including the Chief Executive Officer) is to provide competitive levels of compensation designed to motivate, retain and attract management, with incentives linked to the Company's financial performance, enhanced stockholder value and personal performance. Executive compensation generally consists of the following main components: (i) a base salary, (ii) an annual incentive bonus and (iii) an opportunity to receive stock options, stock appreciation rights or other performance-based compensation under the Company's Long-Term Equity Compensation Plan.

   Chief Executive Officer Compensation. The Compensation Committee has established a formal process for evaluating the Chief Executive Officer's performance. This process generally begins at the last scheduled Compensation Committee meeting of the fiscal year (typically held in late November or early December). Mr. Roeder assumed the position of Chief Executive Officer of the Company in January 1999. Mr. Roeder's Employment Agreement with the Company established a minimum base salary of $600,000, which was subsequently increased by the Compensation Committee to $650,000 during 2000 and to $700,000 in 2001. Mr. Roeder's Employment Agreement also provides that he is eligible to receive a bonus of 100% of his base salary if certain performance targets are met. For the fiscal year 2001, these performance targets were partially met and Mr. Roeder received a bonus of $560,000 (representing 80% of his base salary), paid in early 2002.

   Base Salaries. Base salaries for executive officers are reviewed annually and designed to be competitive with salaries paid at other companies of comparable size and complexity in the retail and wholesale food distribution business and in other comparable businesses (including, for example, certain non-food, multi-unit retail companies). The Compensation Committee uses these companies for comparative purposes because it believes that the Company competes with these companies in attracting and maintaining the Company's management. Information on these companies is collected by the Compensation Committee from published industry surveys and competitor's proxy information. The Compensation Committee's policy is to adjust salaries in a way that recognizes executive performance and responsibilities and enables the Company to attract and retain highly qualified executives. In fiscal 2001, executive base salaries (other than for the Chief Executive Officer) were increased an average of 6% (ranging from 2% to 16%) and, consistent with the Compensation Committee's policy objectives, were at median levels among the comparison companies.

   Annual Incentive Bonus Plan. The Compensation Committee believes that the annual incentive bonus plan is an integral part of the overall compensation package offered to the Company's executive officers. The

Compensation Committee specifically approves bonus amounts for executive officers and also determines the bonus amount for the Chief Executive Officer consistent with the terms of his Employment Agreement (as described above in the section on "Chief Executive Officer Compensation". From approximately 1993 through fiscal 2000, the Compensation Committee primarily used corporate earnings per share to determine corporate performance goals.

   During fiscal 2000, the Compensation Committee decided to link the annual incentive bonus plan to specific financial objectives as a means of encouraging improvements in financial performance. The objectives range from total financial performance of the Company (which is the only objective for determining the bonus awarded to the Chief Executive Officer) to performance of particular operating units, and also includes individual targets to help reach certain tactical objectives. Accordingly in fiscal 2001, the bonuses awarded to executives, depending on the person's position with the Company, were based upon financial objectives and key strategic goals tied to overall performance at the Company, Region, and Division levels and specified personal objectives.

   Actual bonus amounts are determined after the fiscal year end. At that time, the Chief Executive Officer meets with the Compensation Committee to review the performance of the executive officers (other than himself) and presents his recommendations for their actual bonus amounts. The Compensation Committee determined that management had partially met their profit objectives in fiscal 2001 and as a result, approved the recommendations of the Chief Executive Officer for bonus awards. Actual bonuses to executive officers (other than the Chief Executive Officer) averaged approximately 30% of base salary and ranged from approximately 3% to 48%.

   Stock Incentive Plan. The Company's Stock Incentive Plan authorized the issuance of options covering up to 2,450,000 shares of the Company's Common Stock. This plan expired in June 2001 as to new grants and no awards of stock were made under the Stock Incentive Plan during fiscal year 2001. As of June 7, 2002, there were 544,780 options that have been granted under this plan, but have not been exercised. These options will expire on or before June 18, 2006, if not exercised before that date.

   Long-Term Equity Compensation Plan. The Company also grants stock-based awards under the Long-Term Equity Compensation Plan ("Equity Compensation Plan"). At the annual meeting in May 2001, and in consideration of the impending expiration of the Stock Incentive Plan, the stockholders approved an amendment to the Equity Compensation Plan increasing the stock-based awards allowed under this plan from 2,470,000 shares to 3,600,000 shares of the Company's Common Stock and extending the expiration date thereof from December 31, 2006 to December 31, 2010. The increase in the number of shares approved by the stockholders in May 2001 is approximately equivalent to the number of authorized shares that were not granted under the Stock Incentive Plan and thus expired with that Plan in June 2001. Under guidelines set by the Compensation Committee, incentive-based compensation constitutes a greater portion of executives' potential long-term pay pursuant to awards granted. The primary objectives of the Equity Compensation Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of participants in the Equity Compensation Plan to those of the Company's stockholders. In fiscal 2001, the Compensation Committee granted 300,000 options to Mr. Roeder under the Equity Compensation Plan. The first one-third of these options, 100,000 shares, will vest on September 27, 2003, the second one-third of the options, 100,000 shares, will vest on September 27, 2004 and the final one-third of the options, 100,000 shares, will vest on September 27, 2005. In fiscal 2001, the Company's other executive officers received a total of 287,500 options under the Equity Compensation Plan. No restricted stock was granted in fiscal 2001.

   Certain Other Benefits. The Company provides health, welfare, and pension benefits to the executive officers that are generally available to all full-time employees of the Company. The Company also provides certain perquisites to its executive officers, including, depending upon the executive officer, reimbursement of tax preparation and/or financial planning expenses, club dues and moving expenses, car allowances, supplemental executive retirement plan, life insurance policies, long-term disability plans and executive medical coverage.

   Other Matters. The Compensation Committee has reviewed the Company's compensation plans with regard to the deductibility limitation contained in
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Compensation Committee has decided at present not to alter the Company's compensation plans to comply with the deductibility requirements of Section 162(m). The Compensation Committee will continue to review the issue and monitor whether the Company's compensation plans should be amended in the future to meet the deductibility requirements. The Equity Compensation Plan provides that at all times when Internal Revenue Code Section 162(m) is applicable, all awards granted under the Equity Compensation Plan shall comply with the requirements of that Section, although the Compensation Committee may determine that such compliance is not desired with respect to any particular award.

           COMPENSATION COMMITTEE
           Timm F. Crull, Chairman
           James S. Gold (May 2001--present)
           David J. McLaughlin
           Thomas G. Plaskett
           Etienne Snollaerts (May 2001--present)

Performance Graph

   The graph below compares the cumulative total stockholder return on the Company's Common Stock over a five year period with the cumulative total return on the Dow Jones Equity Market Index and the Dow Jones Food Retailers and Wholesalers Index over the same period (assuming an initial investment of $100 and the reinvestment of all dividends).
                       COMPARISON OF FIVE-YEAR CUMULATIVE
                      TOTAL RETURN AMONG SMART & FINAL INC.
                           DOW JONES TOTAL MARKET AND
                     DOW JONES FOOD RETAILERS & WHOLESALERS
                        [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period       Smart &      Dow Jones       Dow Jones Food
(Fiscal Year Covered)    Final Inc.   Total Market    Retailers & Wholesalers
---------------------    ----------   ------------    -----------------------
FYE 12/96                $100.00      $100.00         $100.00
FYE 12/97                $ 84.52      $131.81         $127.95
FYE 12/98                $ 46.03      $164.63         $185.02
FYE 12/99                $ 34.67      $202.04         $125.79
FYE 12/00                $ 40.65      $183.31         $167.04
FYE 12/01                $ 49.92      $161.46         $143.94

Compensation Committee Interlocks and Insider Participation

   Decisions on compensation of the Company's executive officers and the Company's Chief Executive Officer are generally made by the Compensation Committee of the Board. All such decisions relating to the compensation of executive officers are reviewed, and in fiscal 2001 were approved without change, by the full Board. During the entire fiscal 2001, the Compensation Committee consisted of Messrs. Crull, McLaughlin and Plaskett. In May 2001, Messrs. Gold and Snollaerts were also appointed to serve on the compensation committee. Mr. Snollaerts is an employee of Groupe Casino, the Company's majority stockholder. However, no member of the Compensation Committee is now or ever has been an employee of the Company or its subsidiaries.

   Mr. Gold is a Managing Director with Lazard Freres & Co., L.L.C. (an investment banking firm). Lazard Freres has provided services to Groupe Casino and to the Company in the past and may, in the future provide such services.

   Relationship Between the Company and Casino USA. Casino France, acting through Casino USA, acquired the Company's then parent company in 1984. Groupe Casino owns 59.8% of the outstanding shares of the Company's Common Stock. Since the Common Stock does not have cumulative voting rights, the holders of shares having more than 50% of the voting power may elect all of the directors of the Company, and the holders of the remaining shares would not be able to elect any directors.

   Casino France owns approximately 99% of the outstanding shares of Casino USA's capital stock. There is no agreement between Casino USA and any other party that would prevent Casino USA from acquiring additional shares of Common Stock or disposing of shares of Common Stock owned by it. The Company's Board currently includes Messrs. Bouchut, Couvreux, Guichard, Ornstein and Snollaerts who also serve as directors of Casino USA and/or who are affiliated with Groupe Casino. In October 2001, Mr. Delolmo was appointed as the Senior Vice President of Business Development for Smart & Final Stores in addition to his position as President and Chief Executive Officer of Casino USA. Since that time Mr. Delolmo has devoted substantially all of his efforts to Smart & Final Stores.

   Certain Transactions between the Company and Casino USA. The Company and Casino USA are parties to a 1991 intercompany agreement (the "Intercompany Agreement"). The Intercompany Agreement provides for the performance of various administrative services by the Company for Casino USA and by Casino USA for the Company. None of the parties are obligated to use such services. Intercompany services are provided at the cost of providing such services, including the estimated allocable costs of (i) management and other employees performing the services, (ii) computer time, (iii) allocable overhead and (iv) out-of-pocket expenses. Cost, for purposes of management and employees, is based on an estimated allocation of their time based on a study of the actual time spent in past periods. Any fees for such services cannot exceed $100,000 in any three-month period without the written consent of the user of such services. The Intercompany Agreement also provides that Casino USA will not, and will cause its affiliates that it controls or any corporation of which either holds more than 5% of the capital stock not to, engage in the Company's business. The initial term of the Intercompany Agreement was two years, and has been renewed from time to time as provided therein.

   Since 1986, the Company has performed a variety of services for Casino USA and its former subsidiary, including accounting, human resources and systems development work, the cost of which has been charged to the benefited affiliated company. These charges amounted to approximately $287,000 for fiscal 2001. It is anticipated that the Company will continue to provide these administrative services to its affiliates at its cost and that the levels of future services will not vary significantly from prior levels.

   The Company and Casino USA are also parties to a tax sharing arrangement covering income tax obligations in the State of California. Under this arrangement, the Company has made tax sharing payments to or received tax sharing benefits from Casino USA, based upon pre-tax income for financial reporting purposes adjusted for certain agreed upon items. The Company made tax sharing payments to Casino USA aggregating $2,381,000 in fiscal 2001.

   Effective November 30, 2001, the Company entered into a $175,000,000 secured revolving credit facility ("Credit Agreement") with a group of commercial bank lenders to replace a $129,000,000 credit facility that commenced in November 1998. The proceeds available under the Credit Agreement were used to pay off the outstanding balance of the 1998 credit facility and the Company's $16,000,000 note to Casino USA. Effective November 30, 2001, the Company additionally entered into an $87,100,000 operating lease agreement ("Lease Agreement"). Several financial institutions and Casino USA are all participants in the Lease Agreement. Casino USA's share of participation in the Lease Agreement is $16,100,000.

Executive Compensation

   Summary Compensation Table. The following table sets forth information concerning cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company, the four most highly compensated executive officers of the Company other than the Chief Executive Officer, and one former executive officer who served as an executive officer during the first five months of the fiscal year; each executive officer included in the table must have earned over $100,000 in salary and bonus during 2001.

                          SUMMARY COMPENSATION TABLE

                                                         Annual Compensation
                         ------------------------------------------------------------------------------------
                                                                           Long Term
                                                                      Compensation Awards
                                                                     ---------------------
                                                                     Restricted Securities
                                                                       Stock    Underlying
   Name and Principal    Fiscal  Salary   Bonus      Other Annual      Awards    Options       All Other
        Position          Year   ($)(1)   ($)(2)  Compensation($)(3)   ($)(4)     (#)(5)   Compensation($)(6)
   ------------------    ------ -------- -------- ------------------ ---------- ---------- ------------------
Ross E. Roeder..........  2001  $678,077 $560,000        $-0-         $    -0-   300,000        $ 49,302
 Chairman of the Board
  and                     2000  $631,577 $650,000        $-0-         $171,210    72,500        $ 36,050
 Chief Executive Officer  1999  $599,664 $200,000        $-0-         $606,250   212,500        $  5,524

Martin A. Lynch*........  2001  $338,096 $    -0-        $-0-         $    -0-       -0-        $254,970
 Former Executive Vice
  President               2000  $327,191 $100,000        $-0-         $172,380   112,500        $252,326
 and Chief Financial
  Officer                 1999  $286,139 $ 40,000        $-0-         $    -0-    64,700        $ 45,493

Dennis L. Chiavelli.....  2001  $282,404 $136,800        $-0-         $    -0-    45,000        $ 19,554
 Executive Vice           2000  $266,054 $162,000        $-0-         $177,371    54,800        $146,514
 President, Operations    1999  $245,262 $ 51,912        $-0-         $    -0-    43,100        $ 11,106

Zeke Duge...............  2001  $254,135 $102,000        $-0-         $    -0-    25,000        $131,588
 Senior Vice President,
  Chief                   2000  $ 67,308 $ 41,667        $-0-         $ 76,250    30,000        $    -0-
 Information Officer      1999       N/A      N/A         N/A              N/A       N/A             N/A

Robert J. Schofield.....  2001  $243,943 $105,000        $-0-         $    -0-    45,000        $ 18,007
 Executive Vice
  President,              2000  $215,292 $129,000        $-0-         $ 49,844    25,000        $ 19,811
 American Foodservice
  Distributors            1999  $124,850      N/A         N/A              N/A       N/A             N/A

Donald G. Alvarado......  2001  $239,115 $ 84,000        $-0-         $    -0-    20,000        $ 19,391
 Senior Vice President,
  General                 2000  $226,539 $115,000        $-0-         $118,080    17,000        $ 84,936
 Counsel                  1999  $207,308 $ 30,000        $-0-         $    -0-    27,600        $ 11,228

-------
 * Mr. Lynch retired as Executive Vice President and Chief Financial Officer on May 23, 2001

(1) Includes amounts deferred by the named officers under the Company's 401(k) Savings Plan (the "401(k) Savings Plan"), which was established in fiscal 1992 and under which all named officers are or were eligible to participate during fiscal 2001; and the Company's Supplemental Deferred Compensation Plan (the "Supplemental Deferred Compensation Plan"), which was established to first take effect for fiscal 1995. Mr. Schofield's 2000 salary includes $29,234 in consulting fees that he was paid prior to becoming an employee of the Company. The amount listed for Mr. Schofield for 1999 is for consulting services. Mr. Duge's salary for fiscal 2000 commenced in September 2000, when he joined Smart & Final Stores.

(2) Includes bonus payments made in the year after the listed year for services performed in the listed year, and excludes bonus payments made in the listed year for services performed in the prior year.

(3) Includes perquisites and other personal benefits, securities or property paid to each named executive officer (including, depending upon the executive officer, reimbursement of tax preparation and/or financial planning expenses, club dues and car allowances). Such perquisites and other personal benefits when stated as zero were less than the lesser of $50,000 or 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus."

(4) No restricted shares were granted in 2001. On December 28, 2001, the aggregate restricted stock holdings of such persons, valued at $10.59 per share (representing the closing price on the NYSE for the Common Stock on

    December 28, 2001), were as follows: Mr. Roeder, 4,421 shares with an aggregate value of $46,818; Mr. Lynch, 25,349 shares with an aggregate value of $268,446; Mr. Chiavelli, 22,397 shares with an aggregate value of $237,184; Mr. Duge, 10,000 shares with an aggregate value of $105,900; Mr. Schofield had no restricted stock holdings at the end of fiscal 2001; and Mr. Alvarado, 14,076 shares with an aggregate value of $149,065. In 2001, the following restricted shares granted in 2000 vested at the price of $10.75 per share: Mr. Roeder, 20,000 shares for $215,000; Mr. Lynch, 5,000 shares for $53,750; Mr. Chiavelli, 9,000 shares for $96,750; Mr. Schofield, 7,250 shares for $77,938; and Mr. Alvarado, 6,000 shares for $64,500.

(5) For fiscal 2001, includes for Messrs. Roeder, Chiavelli, Duge, Schofield and Alvarado, respectively, options to purchase 300,000, 45,000, 25,000, 45,000 and 20,000 shares granted pursuant to the Equity Compensation Plan.

(6) The compensation reported includes, as applicable, amounts contributed by the Company under the 401(k) Savings Plan, the Supplemental Deferred Compensation Plan, deferred compensation paid to Mr. Lynch pursuant to his Deferred Compensation Agreements with the Company, and the dollar value of insurance premiums paid by the Company with respect to term life insurance and health care plans for the benefit of the named officer. Mr. Lynch's compensation in 2001 includes the payment of $108,000 in consulting payments pursuant to the amendment to his employment agreement discussed below and a payment for all accrued and unused vacation days of $64,423. Mr. Duge's compensation in 2001 includes a one time payment of $113,960 in relocation and related tax expenses. Mr. Duge also received a relocation loan of $225,000 from the Company which was fully repaid in 2001. Company contributions under the 401(k) Plan and the Supplemental Deferred Compensation Plan during fiscal 2001 were as follows: $3,465, aggregate for both plans for each of Messrs. Roeder, Lynch, Chiavelli, Duge, Schofield and Alvarado. In fiscal 2000, the Company changed its vacation policy to include a ceiling or maximum on vacation accrual. As a result of this change in policy, and pursuant to California law, Messrs. Lynch, Chiavelli and Alvarado received $176,550, $125,128, $57,937, respectively, as payment for the vacation days that they had already accrued in excess of the newly established ceiling. Company contributions under the 401(k) Savings Plan and the Supplemental Deferred Compensation Plan during fiscal 2000 were as follows: $2,550 for Messrs. Roeder, Lynch, Chiavelli, Alvarado and $1,034 for Mr. Schofield. Company contributions under the 401(k) Savings Plan and the Supplemental Deferred Compensation Plan during fiscal 1999 were as follows: $1,558 for Mr. Roeder, $2,400, aggregate for both plans for each of Messrs. Lynch, Chiavelli and Alvarado. Company payments of life and health insurance premiums during fiscal 2001 were as follows: $21,891 for Mr. Roeder, $18,031 for Mr. Lynch, $16,089 for Mr. Chiavelli, $14,163 for Mr. Duge, $14,542 for Mr. Schofield, and $15,926 for Mr. Alvarado. Company payments of life and health insurance premiums during fiscal 2000 were as follows: $12,744 for Mr. Roeder, $18,853 for Mr. Lynch, $18,836 for Mr. Chiavelli, $18,778 for Mr. Schofield and $24,449 for Mr. Alvarado. During fiscal 1999, Company payments of life and health insurance premiums were as follows: $3,966 for Mr. Roeder, $10,479 for Mr. Lynch, $8,706 for Mr. Chiavelli, and $8,828 for Mr. Alvarado. Pursuant to the terms of his Deferred Compensation Agreements, for fiscal 2001, 2000, and 1999, the Company paid on behalf of Mr. Lynch deferred compensation in the amounts of $61,052, $54,374, and $32,614, respectively. In accordance with the Roeder Employment Agreement, Mr. Roeder received a bonus of $23,946 in fiscal 2001 and $20,756 in fiscal 2000 in recognition of interest due under two loans and the net amount of personal tax gross-up on the bonus.

   Option Grants Table. The following table summarizes options granted during fiscal 2001 to the persons listed in the Summary Compensation Table above:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 Individual Grants
                         -----------------------------------------------------------------
                           Number of                    Exercise
                           Securities     % of Total     Price                Grant Date
                           Underlying   Options Granted   Per               Present Value
                            Options     to Employees in  Share   Expiration    of Stock
Name                     Granted (#)(1)   Fiscal Year    ($/sh)     Date    Options ($)(2)
----                     -------------- --------------- -------- ---------- --------------
Ross E. Roeder..........    300,000          33.47%     $10.132   9/27/11     $1,255,850
Martin A. Lynch.........        -0-            N/A          N/A       N/A            N/A
Dennis L. Chiavelli.....     45,000           5.02%     $10.132   9/27/11     $  188,378
Zeke Duge...............     25,000           2.79%     $10.132   9/27/11     $  104,654
Robert J. Schofield.....     45,000           5.02%     $10.132   9/27/11     $  188,378
Donald G. Alvarado......     20,000           2.23%     $10.132   9/27/11     $   83,723

--------
(1) Options granted are nonqualified stock options granted under the Equity Compensation Plan, may be exercised up to ten years after the date of the grant and are subject to early termination in the event the option holder ceases to be an employee, becomes permanently disabled or dies. No option can be granted at an option price of less than the fair market value of Common Stock at the time the option is granted. For the grants made in 2001, one-third of the options become exercisable two years after the date of grant and each year thereafter so that 100% are exercisable four years after the date of grant. Unvested options will vest immediately upon a change in control.

(2) The Company used the Black-Scholes model of option valuation to determine the present values at the grant dates. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the named executive officers are based on the following assumptions: individual option terms of up to 10 years, volatility of 36.66%, no dividends, and interest rates of 6.309% for Mr. Roeder, 5.723% for Mr. Lynch, 5.795% for Mr. Chiavelli, 5.687% for Mr. Duge, 6.040% for Mr. Schofield, and 5.909% for Mr. Alvarado, which corresponds to the weighted average of the ten year Treasury note rates with a maturity date corresponding to the option term for each of the grants. The real value of the options in this table depends upon the actual performance of the Company's stock during the applicable period and upon when they are exercised.

   Aggregated Option Exercises Table. The following table summarizes option exercises during fiscal 2001, and the number of all options and the value of all in-the-money options held at the end of fiscal 2001, by the executive officers named in the above Summary Compensation Table.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                        Number of Securities
                                                       Underlying Unexercised     Value of Unexercised
                                                           Options at End        In-The-Money Options at
                         Shares Acquired    Value        of Fiscal 2001 (#)     End of Fiscal 2001 ($)(1)
Name                     on Exercise (#) Realized ($) Exercisable/Unexercisable Exercisable/Unexercisable
----                     --------------- ------------ ------------------------- -------------------------
Ross E. Roeder(2).......       -0-           -0-           164,168/420,832          $189,835/$418,065
Martin A. Lynch.........       -0-           -0-           118,380/ 58,820          $ 34,679/$126,319
Dennis L. Chiavelli.....       -0-           -0-            52,707/100,193          $ 25,782/$153,192
Zeke Duge...............       -0-           -0-                 0/ 55,000          $      0/$ 98,510
Robert J. Schofield.....       -0-           -0-                 0/ 70,000          $      0/$113,485
Donald G. Alvarado......       -0-           -0-            11,040/ 53,560          $ 14,794/$ 94,505

--------
(1) Based on the market value of underlying securities at fiscal year end closing price of $10.59 per share on December 28, 2001, less the exercise price.

(2) Mr. Roeder's options include 22,500 shares of exercisable options and 50,000 shares of total options for his service to the Company, prior to fiscal year 1999, as a non-employee director.

   Pension Plan and 401(k) Savings Plans. The following table sets forth estimated annual pension benefits under the Smart & Final Pension Plan (the "Pension Plan"), on a straight life annuity basis for representative years of service as defined in the Pension Plan. Such benefits are subject to reduction for certain prior company retirement benefit plans.

                              PENSION PLAN TABLE

                                        Estimated Annual Retirement Benefits at
                                                        Age 65
                        Final Average       For Indicated Years of Credited
Remuneration on         Earnings Based                Service(1)
Which Retirement        on Each Year's  ---------------------------------------
Benefits are Based(2)  Limited Earnings   15      20      25      30      35
---------------------  ----------------   --    ------- ------- ------- -------
$  125,000............     $125,000     $18,750 $25,000 $31,250 $37,500 $43,750
$  150,000............     $150,000     $22,500 $30,000 $37,500 $45,000 $52,500
$  175,000............     $175,000     $26,250 $35,000 $43,750 $52,500 $61,250
$  200,000............     $200,000     $30,000 $40,000 $50,000 $60,000 $70,000
$  225,000............     $200,000     $30,000 $40,000 $50,000 $60,000 $70,000
$  250,000............     $200,000     $30,000 $40,000 $50,000 $60,000 $70,000
$  500,000............     $200,000     $30,000 $40,000 $50,000 $60,000 $70,000
$  750,000............     $200,000     $30,000 $40,000 $50,000 $60,000 $70,000
$1,000,000............     $200,000     $30,000 $40,000 $50,000 $60,000 $70,000
$1,250,000............     $200,000     $30,000 $40,000 $50,000 $60,000 $70,000
$1,500,000............     $200,000     $30,000 $40,000 $50,000 $60,000 $70,000

--------
(1) Amounts shown are for employees hired on January 1, 2002 and assume retirement at age 65 after employment for the indicated number of years. Estimated annual retirement benefits are based on the plan in effect on January 1, 2002 and assume that no other offsets or grandfathered benefits are applied.

(2) Effective January 1, 2002, the compensation used to determine the retirement benefit could not exceed $200,000 for all years of service. This limit is adjusted annually for cost-of-living. For purposes of this table, it is assumed to remain at $200,000 for all future years.

   The Company maintains the Pension Plan for the benefit of Smart & Final Stores' employees who meet certain age and service requirements, to provide certain benefits in the event of normal, early or disability retirement, or death. Smart & Final Stores' employees that are covered by a collective bargaining agreement are not covered by the Pension Plan. The benefits are calculated on the basis of the participant's years of service (with years of service prior to January 1, 1992 being credited as though each year was 1.5 years) and the participant's qualifying average pay during his five highest paid consecutive years of service in the ten years prior to the date he ceases his employment, with the minimum benefits for certain qualifying participants being at least equal to his accrued benefit they would have received under the Company's prior pension plan. The qualifying average pay on which benefits are based includes bonuses, overtime and other compensation but does not include amounts to be paid under the Pension Plan or any other employee benefit plan. A participant becomes 100% vested in his retirement benefit at the end of the fifth year of service. Under the Pension Plan, at the end of fiscal 2001, Messrs. Roeder, Lynch, Chiavelli, Duge, Schofield and Alvarado had credited approximately 3, 12.5, 16, 1, 2 and 14.25 actual year(s) of service, respectively, and would have been entitled to minimum annual benefits of approximately $5,000, $25,725, $33,608, $1,700, $3,400 and $26,855,
respectively.

   The Company also maintains a defined contribution plan (the "401(k) Savings Plan") which is intended to satisfy the tax qualification requirements of
Section 401(k) of the Internal Revenue Code. All employees of the

Company (other than those covered by the Smart & Final Foodservice and Henry Lee employee benefit plans described below) who meet certain age and service requirements are eligible to participate in the 401(k) Savings Plan, which allows participants to contribute, for fiscal 2001, up to 15% of their compensation or $10,500, whichever was lower. In fiscal 2001, the Company increased its match from 25% to 33% of each dollar contributed up to 6% of each participant's eligible compensation. Additionally, in fiscal 2001, the Company made a discretionary 8% match with respect to contributions made in fiscal 2000, to adjust that year's match from 25% to 33%. Participants' contributions to the 401(k) Savings Plan, which are deemed to be contributions of the Company for tax purposes, are deducted from the participants' compensation prior to the calculation of federal and state income taxes, thereby decreasing the amount of a participant's compensation subject to tax.

   Participants are currently entitled to direct their contributions to one or more of thirteen investment options. None of a participant's account balance in the 401(k) Savings Plan may be withdrawn prior to termination of employment or his attainment of age 70, whichever occurs earlier, except upon certain qualified financial hardships or through loans. Distribution of a participant's account balance, if less than $5,000, will generally be made in a lump sum payment in the year following the termination of employment. Distribution of a participant's account balance in excess of $5,000 will be made in accordance with the participant's election following the termination of employment. A participant's contributions to the 401(k) Savings Plan will vest immediately. The Company's contributions on behalf of a participant will vest at the rate of 25% per year beginning after the second year of the participant's service and will be 100% vested after five years.

   Henry Lee and Smart & Final Foodservice each maintain a defined contribution plan which is intended to satisfy the tax qualification requirements of Section 401(k) of the Internal Revenue Code. The Henry Lee 401(k) Plan is similar to the 401(k) Savings Plan with respect to the tax advantages, loan features and hardship withdrawal provisions. The Henry Lee 401(k) Plan differs from the Company's plan in several respects. The differences include eligibility requirements, the Henry Lee automatic match of 50% of each dollar contributed up to 6% of the participant's contribution, and immediate vesting in all employer contributions. Participants are entitled to direct their contributions to eight different investment options. The Smart & Final Foodservice Plan is similar to the 401(k) Plan, but also calls for a 50% automatic match of each dollar contributed up to 6% of the participant's contribution. There is a five year vesting schedule at a rate of 20% per year commencing the first year of eligible employment. Participants are entitled to direct their contributions to five different investment options. For those Smart & Final Foodservice employees that are part of a collective bargaining unit, the company's contribution to the 401(k) Plan is based upon the terms of their agreement.

   Supplemental Executive Retirement Plan. Since 1998, the Company has provided a Supplemental Executive Retirement Plan ("SERP") to certain of its key executives and other highly compensated employees which provides for a single life annuity to be payable monthly commencing at age 65 or upon the participant's early retirement or disability as those terms are defined in the SERP document. A participant may be entitled to receive benefits under the SERP in the event of a change in control of the Company. In addition, in the event the participant dies prior to his or her retirement, disability or termination of employment, his or her survivor also may be entitled to receive benefits under the SERP. The amount of the annuity benefit is determined by multiplying the standard benefit percentage assigned to each participant according to his or her title and position by the average of the final five calendar years of a participant's compensation. Participants in the SERP are selected by the Board of the Company. The SERP is administered by a third party administrator. At fiscal year end 2001, there were 19 participants in the SERP, including all of the executive officers listed in the Summary Compensation Table.

   Deferred Compensation Plan. The Company also has a Supplemental Deferred Compensation Plan (the "Deferred Compensation Plan") in which certain Company employees who earned annual base compensation of at least $85,000 in 2001 are eligible to defer pre-tax up to 100% of their base compensation, cash bonus (with a minimum annual deferral of $2,500), and shares of restricted stock. Participation is voluntary on an annual basis. Deferrals are credited to a special bookkeeping account in the participant's name, and earnings on deferrals are indexed to certain investment fund options. The Company pays all benefits and costs from its general assets and, while it has created a non-qualified grantor trust whose assets will be used to pay benefits and defray expenses, the assets of the trust are subject to the claims of the Company's general creditors in the event of the Company's insolvency or bankruptcy. In general, participants will receive benefits under the Deferred Compensation Plan after retirement (with the minimum age for early retirement being 55 with ten years of service) in one of four pre-elected payment options, one lump-sum payment or a stream of five, ten or 15 annual payments. Limited withdrawals prior to retirement are permitted in accordance with the terms of the Deferred Compensation Plan. In addition to the general death benefits provided to all employees of the company, the Deferred Compensation Plan provides its own death benefits in the event of the death, prior to retirement, of a participating employee.

   Executive Severance Agreement. The Company's officers and certain designated officers of the Company's subsidiaries are eligible to participate in the 2001 Executive Severance Plan ("Executive Severance Plan") which provides a minimum severance of 12 months base salary, or a month's base salary for each year of service, whichever is greater. Severance is not available to executives who are terminated for cause or who voluntarily terminate their employment. All the welfare benefits received by the officer during his employment are continued during the severance period. Following a change of control, the executives can resign for "good reason" and be eligible for the benefits available under the Executive Severance Plan. "Good reason" is defined as a reduction in duties and/or compensation, or being asked to relocate. Under a "good reason" resignation, executive vice presidents are eligible for a two year severance period. Participants in the Executive Severance Plan are selected by the Compensation Committee. At fiscal year end 2001 there were 17 participants in the plan.

   Roeder Employment Agreement. In early 1999, the Company and Mr. Roeder entered into an employment agreement (the "Roeder Employment Agreement") wherein Mr. Roeder agreed to serve as Chairman and Chief Executive Officer of the Company through December 31, 2001. In May 2001 the agreement was amended to extend the term of Mr. Roeder's employment through December 31, 2004; for 2004, Mr. Roeder will serve as the Company's Chairman but not its Chief Executive Officer. However, if the Company requests that Mr. Roeder continue to serve as Chairman and Chief Executive Officer of the Company in 2004, then his Employment Agreement will automatically extend until December 31, 2005 and Mr. Roeder will serve as the Company's Chairman but not as Chief Executive Officer during 2005.

   Mr. Roeder's base salary is determined from time to time by the Board, but may not be less than $600,000 per year on an annualized basis. Once increased, the base salary may not be decreased. At present, his base salary is $700,000. The Roeder Employment Agreement provides that Mr. Roeder has the opportunity to earn an annual cash bonus and that the minimum target annual bonus opportunity will be at least 100% of his annual base salary, provided that the Company meets its financial targets. Mr. Roeder received a bonus of 80% of his annual base salary for the 2001 fiscal year, which was paid in 2002. Mr. Roeder also has the opportunity to earn long-term incentive awards and participate in all Company qualified retirement plans, group term life insurance, comprehensive health and major medical insurance, short and long-term disability and all other benefits and perquisites in which other executives and employees of the Company are eligible to participate, including SERP benefits in an amount not less than $125,000 per year, automobile allowance, retiree medical coverage and financial planning services, all as commensurate with Mr. Roeder's position. Mr. Roeder is entitled to certain tax "gross up" benefits relating to his bonus and restricted stock awards described below. Mr. Roeder is also entitled to a minimum of five weeks paid vacation per year.

   On September 27, 2001, Mr. Roeder received a grant of 300,000 options from the Equity Compensation Plan. These grants have a ten year term and vest as follows: 100,000 on September 27, 2003, 100,000 on September 27, 2004, and 100,000 on September 27, 2005. In fiscal 2000, Mr. Roeder received a grant of 20,000 shares of restricted stock under the Equity Compensation Plan. All of these shares vested in February 2001 in accordance with the Roeder Employment Agreement. Mr. Roeder voluntarily elected, pursuant to Section 83(b) of the Internal Revenue Code of 1986, to be taxed on the fair market value of these shares on the date they were transferred to Mr. Roeder and, pursuant to the Roeder Employment Agreement, the Company contemporaneously provided Mr. Roeder with a loan in the principal amount of $61,951, evidenced by a promissory note bearing interest at 6.35%. The principal amount of the loan is equal to the amount of income and payroll taxes payable by Mr. Roeder on the compensation recognized as a result of the issue of shares of restricted stock and the

Section 83(b) election. The principal amount of the note will be paid in fiscal 2002. In fiscal 1999, Mr. Roeder also made a voluntary election pursuant to Section 83(b) of the Internal Revenue Code with respect to a grant of 50,000 shares of restricted stock and, pursuant to the Roeder Employment Agreement, the Company contemporaneously provided Mr. Roeder with a loan in the principal amount of $273,149, evidenced by a promissory note bearing interest at 4.84%.

   In accordance with the Roeder Employment Agreement, Mr. Roeder has received bonuses of approximately $23,946 in fiscal 2001 and $20,756 in fiscal 2000 in recognition of interest due under these two loans and the net amount of personal tax gross-up on the bonus. Also in accordance with the Roeder Employment Agreement and following the scheduled maturity of these two loans, Mr. Roeder will receive in fiscal 2002 a bonus in the aggregate principal amount of the two loans and the net amount of personal tax gross-up on the bonus. In December 2000, Mr. Roeder received 4,421 shares of restricted stock as part of the Voluntary Exchange Program, for which Mr. Roeder surrendered approximately 15,000 stock options of approximately equal value. These shares have not vested. The Board also granted Mr. Roeder 50,000 options from the Equity Compensation Plan on February 15, 2000. These options have a ten year term and vest as follows: 16,667 shares vest on February 15, 2002; 16,667 shares vest on February 15, 2003; and the remaining 16,666 shares vest on February 15, 2004. In the event of a Change in Control, termination of the Roeder Employment Agreement due to his death or disability, a termination by the Company without cause or a termination with good reason, all outstanding options will immediately vest and remain exercisable for the two-year period following the date of termination but in no event beyond the expiration of the maximum ten year term. The Roeder Employment Agreement further provides that during its term Mr. Roeder will receive an annual grant of options in an amount at least equal to 1.5 times the number of options granted to any other executive officer of the Company. In addition, in June 1999 Mr. Roeder received a loan from the Company in the amount of $47,101, in connection with his purchase of stock in the Company's equity offering. The loan bears interest at 4.84%.

   In the event the Company terminates Mr. Roeder's employment without cause, or Mr. Roeder terminates the Roeder Employment Agreement with "good reason," as defined below, Mr. Roeder is entitled to receive his then current monthly base salary for 24 months unless his employment or service is terminated during 2004 or 2005, then the payment of his base salary shall continue for a period of 12 months (the "Severance Period"). Mr. Roeder would also receive a monthly amount equal to his annual bonus target for the last Company fiscal year completed prior to the date of termination divided by 12. In addition, Mr. Roeder would continue to receive payment for continuation of his and his spouse's medical insurance coverage through COBRA for a period equal to 18 months or until Mr. Roeder were to cease to be eligible for COBRA coverage or he becomes eligible to receive comparable coverage through another employer. The Company will also continue to provide Mr. Roeder with his long-term disability policy for a period of 24 months commencing on the termination date. Mr. Roeder would also receive additional service and compensation credit under the SERP until he reaches age 65, and continued payment of financial planning services through the Severance Period, plus all other amounts in which he is vested or otherwise entitled under the Company's retirement and employee benefit plans, including retiree medical insurance coverage as described above, at the time such amounts are normally payable. For purposes of the Roeder Employment Agreement, disability generally means Mr. Roeder's inability to perform his duties due to illness or mental infirmity for a period of more than 180 consecutive days. For purposes of the Roeder Employment Agreement, "good reason" is defined as a diminution in Mr. Roeder's title and authority, relocation of the Company's principal office without his consent, the failure of the Company to pay his salary or any other material breach by the Company, or the failure of Mr. Roeder to be elected to the Board or appointed as Chairman of the Board during the employment term.

   Upon the effective date of a Qualifying Termination due to a Change in Control, the Company shall continue to pay Mr. Roeder (i) any accrued obligations, (ii) a lump-sum payment equal to three times his base salary then in effect and (iii) a lump-sum cash payment equal to three times the greater of (x) the highest annual bonus paid by the Company in the prior three fiscal years, or (y) his annual bonus target for the fiscal year of termination.
Mr. Roeder would also receive continuation of health and welfare benefits for three years (subject to termination if Mr. Roeder obtains employment that offers substantially similar benefits) as well as three additional years of service and compensation credit under the SERP. In the event any of the payments in connection with a Change in Control cause an excise tax to be imposed on Mr. Roeder under Section 4999 of the Code, the Company shall pay Mr. Roeder, in cash, an additional amount such that the net amount retained by Mr. Roeder after deduction for any excise tax and any income tax and excise tax upon tax payments made by the Company, shall be equal to the amount Mr. Roeder would have retained had no such excise tax been imposed. For purposes of the Roeder Employment Agreement, the term "Change in Control" has the same definition as in the Company's Executive Severance Plan.

   The Roeder Employment Agreement also contains Mr. Roeder's covenant not to compete with the Company during the term and for the longer of twelve months following the expiration of the Roeder Employment Agreement or any period during which the amounts are paid under the Roeder Employment Agreement, and a covenant, for a period of 12 months following the expiration of the Roeder Employment Agreement, not to attempt to induce other employees of the Company to terminate employment with the Company or to interfere in a similar manner with the business of the Company.

   Lynch Agreement. On May 23, 2001, Mr. Lynch retired as Executive Vice President and Chief Financial Officer of the Company and from all other executive positions with the Company and its subsidiaries. In connection with his retirement and effective at that date, the Company and Mr. Lynch entered into an agreement amending the previous employment agreement between the Company and Mr. Lynch whereby Mr. Lynch agreed to remain available to provide consulting services and not to compete with the Company for a period of approximately two years commencing June 1, 2001. The amendment further provided that Mr. Lynch will continue to receive salary payments for 24 months, which commenced on June 1, 2001, at an annual rate of $335,000, his last salary rate. The amendment also provides that he will receive non-compete payments and a consulting retainer totaling $13,500 per month for the 24 month period. For certain consulting services that Mr. Lynch provides at either the Company's offices or other locations designated by the Company, Mr. Lynch will receive an additional per diem consulting fee that is to be negotiated between the Company and Mr. Lynch, along with reimbursement of his incurred expenses. During the two year period that Mr. Lynch is consulting with the Company, he will continue to receive the other benefits that he received under his employment agreement, other than the performance-based bonus or accrued vacation time. Those benefits include the deferred compensation plan and the SERP and all other benefits afforded under the employment agreement, as amended, between Mr. Lynch and the Company. At the conclusion of the consulting agreement, Mr. Lynch will be fully vested in the SERP, all unvested stock options, restricted stock and any other equity benefits to which he was entitled upon the date of his retirement from the Company.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth information regarding the ownership of the Company's Common Stock as of June 7, 2002 by: (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company and its subsidiaries as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                            Number of
                                                              Shares    Percent
                                                           Beneficially   of
Name                                                          Owned      Class
----                                                       ------------ -------
Casino Guichard-Perrachon S.A.(1).........................  17,584,060   59.8%
Baron Capital Group, Inc.(2)..............................   5,491,509   18.7%
Ross E. Roeder(4).........................................     341,594    1.2%
Martin A. Lynch(4)........................................     198,745      *
Dennis L. Chiavelli (4)...................................     135,760      *
James S. Gold(4)..........................................      54,443      *
David J. McLaughlin(3)(4).................................      49,443      *
Donald G. Alvarado(4).....................................      47,016      *
Timm F. Crull(4)(5).......................................      35,932      *
Thomas G. Plaskett(4).....................................      31,366      *
Etienne Snollaerts(4).....................................      25,682      *
Christian P. Couvreux(4)..................................      25,380      *
Pierre B. Bouchut(4)......................................      24,366      *
Joel-Andre Ornstein(4)....................................      21,494      *
Antoine Guichard(4).......................................      20,516      *
Robert J. Schofield(4)....................................      15,584      *
All directors and executive officers as a group (20
 persons)(4)..............................................   1,170,500    3.1%

--------
 * Less than 1%.
(1) Casino Guichard-Perrachon S.A. ("Casino France"), as the owner of approximately 99% of the capital stock of Casino USA, may be deemed to beneficially own such shares. The address of Casino USA is 600 Citadel Drive, Commerce, California 90040, and the address of Casino France is 24, rue de la Montat, 42008 St.-Etienne Cedex 2, France. Rallye, a publicly traded French joint stock corporation, holds more than 50% of the voting interest in Casino France. Mr. Jean-Charles Naouri, through intermediary companies, indirectly controls more than 50% of the voting interest in Rallye. This note (1) is based on Amendment No. 5 to Schedule 13D ("Amendment No. 5") filed by Casino USA on May 25, 2000 and prior reports, and on information provided to the Company by Casino France.

(2) All information with respect to Baron Capital Group, Inc. ("BCG"), a holding company controlled by Ronald Baron, is based on Amendment No. 13 to Schedule 13D filed on May 8, 2002, by BCG. Mr. Baron has sole voting and dispositive power over 19,300 shares held by him personally (or approximately .06% of the outstanding shares) and shared voting and dispositive power over 5,491,509 shares (or 18.7% of the outstanding shares). Of the 5,491,509 shares, (a) 3,625,500 shares are held for the account of BAMCO, Inc. ("BAMCO"), a registered investment advisor controlled by Mr. Baron, and of this amount 2,560,000 are held for the account of Baron Asset Fund ("BAF"), a registered investment company advised by BAMCO, Inc., and (b) 1,866,009 shares are held for the accounts of investment advisory clients of Baron Capital Management, Inc. ("BCM"), a registered investment company controlled by Mr. Baron. The address for BCG, BAMCO, BAF and BCM is 767 Fifth Avenue, 24th Floor, New York, New York 10153.

(3) Includes shares held in profit sharing or IRA accounts for the benefit of the named individual or members of his immediate family.

(4) Includes shares which such persons have the right to acquire within 60 days pursuant to the exercise of outstanding stock options. These stock options include 251,667 options attributable to Mr. Roeder;
    137,987 options attributable to Mr. Lynch; 69,994 options attributable to Mr. Chiavelli; 8,334 options attributable to Mr. Schofield; 22,227 options attributable to Mr. Alvarado; 36,334 options attributable to Mr. Gold; 31,334 options attributable to Mr. McLaughlin; 13,834 options each attributable to Messrs. Bouchut, Couvreux, Crull, Guichard, Plaskett and Snollaerts; and 16,334 options attributable to Mr. Ornstein. An additional 90,448 options will vest within 60 days for the remaining unnamed executive officers as a group. This amount also includes restricted shares that the directors and/or executive officers may have deferred under the Directors Deferred Compensation Plan or the Deferred Compensation Plan.

(5) Shares held in family trust.

   PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE LONG-TERM EQUITY COMPENSATION PLAN TO (1) INCREASE FROM 100,000 SHARES TO 300,000 SHARES THE MAXIMUM AGGREGATE NUMBER OF SHARES THAT MAY BE GRANTED IN THE FORM OF STOCK OPTIONS IN ANY ONE FISCAL YEAR TO ANY SINGLE PARTICIPANT, (2) INCREASE FROM 3,600,000 SHARES TO 5,100,000 SHARES THE AGGREGATE NUMBER OF SHARES AVAILABLE FOR GRANT THEREUNDER, AND (SUBJECT TO RESTRICTIONS ON THE MAXIMUM NUMBER OF SHARES RESERVED FOR GRANT) TO ALLOW FOR THE NUMBER OF SHARES AVAILABLE FOR GRANT TO BE INCREASED ANNUALLY BY THE NUMBER AWARDS EXERCISED BY PARTICIPANTS, AND (3) REMOVE THE AUTHORITY TO MAKE FUTURE GRANTS UNDER THE PLAN TO NON-EMPLOYEE DIRECTOR MEMBERS OF THE BOARD.

   At the Annual Meeting there will be submitted to the stockholders, a proposal to approve the Company's Long-Term Equity Compensation Plan ("Equity Compensation Plan"), as amended and restated. The amended Equity Compensation Plan increases the maximum aggregate number of stock options that may be granted to a single individual in any one fiscal year from 100,000 shares to 300,000 shares and increases the number of shares available for award in the form of stock options, stock appreciation rights, restricted stock awards, performance units and/or performance shares from 3,600,000 shares to 5,100,000 shares, subject to increase annually as provided in the Equity Compensation Plan. In September 2001, the Board approved the proposed amendment to increase the maximum aggregate number of stock options that may be granted to a single individual in any one fiscal year from 100,000 shares to 300,000 shares, subject to approval by the stockholders. On February 19, 2002, the Board approved the proposed increase in the total number of shares available for grant under the Equity Compensation Plan from 3,600,000 shares to 5,100,000 shares, subject to increase annually as provided in the Equity Compensation Plan, and the amendment and restatement of this plan, subject to stockholder approval. If the proposed amendment and restatement is not approved by the Company's stockholders, the proposed amendments are automatically null and void. The Board first approved the Equity Compensation Plan in February 1997 and the stockholders adopted the Equity Compensation Plan in May 1997. The Equity Compensation Plan was amended by the Board and the stockholders in 1999 to increase the number of shares covered thereby to 2,470,000 shares. In 2000, the Board clarified that the terms of the Equity Compensation Plan permitted the grant of restricted stock awards to non-employee directors. In 2001, the Equity Compensation Plan was further amended to increase the number of shares covered thereby to 3,600,000 shares and to extend the term thereof to December 31, 2010.

   The Board's decision to recommend an increase in the number of shares available under the Equity Compensation Plan was based in part on the recommendation of Towers Perrin, who had been retained by the Compensation Committee to conduct a comprehensive review of the executive compensation program. As part of this review, Towers Perrin evaluated the Equity Compensation Plan. The Company's guidelines for issuing options and restricted shares under this plan were revised in accordance with current market standards for publicly traded companies, because the Board believes that a greater use of stock-based incentives can optimize the profitability and growth of the Company by providing the Company with the means to attract and retain the services of employees who contribute to the success of the Company. Using these new standards, Towers Perrin provided the Compensation Committee with a forecast of the needs for shares for future grants to current executives as well as new hires and promotions. Based on Towers Perrin's recommendations, the Board decided to submit to the stockholders this proposal to amend the Company's Equity Compensation Plan to increase the amount of shares available for grant thereunder from 3,600,000 shares to 5,100,000 shares, subject to increase annually as provided in the Equity Compensation Plan.

   At the Annual Meeting, there will be submitted to the stockholders a proposal to approve the amendment and restatement of the Company's non-employee director stock plan ("Non-Employee Director Stock Plan"), which will provide for grants of stock options and restricted stock to non-employee directors [see the proposal following]. The Board believes that all future grants of stock options and restricted stock should be made to non-employee directors only through the Non-Employee Director Stock Plan. As a result, the amended Equity Compensation Plan removes the authority to make further grants under the Equity Compensation Plan to non-employee directors, and non-employee director members of the Board will cease to be eligible to receive grants under the Equity Compensation Plan.

   The Equity Compensation Plan provides for numerous different types of incentive programs and allows for a variety of awards. Thus, the Board has concluded that the additional shares authorized by the stockholders to grant should come from this plan as it would provide the Company with the flexibility best suited to meet the purposes of retaining and attracting employees who would contribute to the success of the Company. Thus, the Board is seeking stockholder approval to increase by 1,500,000 shares the number of shares available for awards under the Equity Compensation Plan, subject to increase annually as provided in the Equity Compensation Plan.

   The amendment and restatement of the Equity Compensation Plan will also revise the Equity Compensation Plan to conform and clarify the provisions in light of the proposed amendments. Additionally, any prior amendments and clarifications and certain related conforming changes will be effectuated in the amendment and restatement of the Equity Compensation Plan.

   As of June 7, 2002, under the Equity Compensation Plan, options to purchase an aggregate of 2,577,144 shares of its Common Stock were outstanding and restricted stock awards totaling approximately 351,260 shares have been granted. Of these restricted shares, grants have been made to 17 company officers (including all executive officers). In March 2002, 29,700 of the total restricted shares vested in 10 company officers because the five year vesting period had lapsed. In February 2001, 50,000 restricted shares vested in Mr. Roeder according to the terms of his Employment Agreement. There are approximately 661,540 shares of Common Stock available for future awards under the Equity Compensation Plan as of June 7, 2002. Certain information regarding options and restricted stock awards granted to the executive officers named in the Summary Compensation Table and to certain non-employee directors is set forth under "Executive Compensation" and "Election of Directors--Compensation of Directors" above.

   The following summary of certain principal features of the Equity Compensation Plan is qualified in its entirety by the complete text of the Equity Compensation Plan, as amended and restated, a copy of which is attached hereto as Exhibit A. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Equity Compensation Plan. As of June 7, 2002, the closing price of a share of the Company's common stock as reported on the New York Stock Exchange composite-transactions report was $8.51.

   Purpose. The Equity Compensation Plan is intended to (i) optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders, (ii) provide Participants with an incentive for excellence in individual performance, (iii) promote team work among Participants, and (iv) provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants to make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

   General. The Equity Compensation Plan permits the granting of Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units and Performance Shares to eligible participants. The total number of shares of the Company's common stock available for Awards to be granted under the Equity Compensation Plan is currently 3,600,000 shares. In the event that options granted under the Equity Compensation Plan terminate or expire without being exercised, shares not purchased under such lapsed options will again become generally available to be issued on the exercise of additional options granted under the Equity Compensation Plan. The Equity Compensation Plan, as amended, provides for an automatic increase in the number of stock options, stock appreciation rights, restricted stock awards, performance units and performance shares available for award to eligible participants in an amount equal to the number of such grants exercised in any given fiscal year, and also provides for an automatic increase in the number of shares available for such grants, so that (subject to restrictions on the maximum number of shares reserved for grant) at all times the Equity Compensation Plan will have 5,100,000 shares available for issuance as provided in the Equity Compensation Plan. The Equity Compensation Plan also provides for a maximum number of shares available for Awards of Incentive Stock Options.

   Administration of the Equity Compensation Plan. The Equity Compensation Plan is administered by the Compensation Committee of the Company's Board. The Equity Compensation Plan does not require that the Compensation Committee members must qualify as "disinterested persons" under Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), or as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Equity Compensation Plan does require, however, in general terms,
(i) that at all times when Code Section 162(m) is applicable, all Awards granted under the Equity Compensation Plan shall comply with the requirements of Code Section 162(m) unless the Compensation Committee determines that such compliance is not desired with respect to any Award, and (ii) with respect to "Insiders," that transactions under the Equity Compensation Plan are intended to comply with all applicable conditions of Rule 16b-3. Subject to the terms of the Equity Compensation Plan, the Compensation Committee has the full power to select employees to participate in the Equity Compensation Plan, determine the sizes and types of Awards, determine the terms and conditions of Awards, construe and interpret the Equity Compensation Plan and any agreement entered into under the Plan, establish, amend or waive any rules and regulations for the Equity Compensation Plan's administration and, amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Compensation Committee. The Compensation Committee also has the discretion for making any adjustments in Awards, the Shares available for Awards and the numerical limitation for Awards to reflect any transactions such as stock splits or any merger or reorganization of the Company. The Board may amend or terminate the Equity Compensation Plan at any time and for any reason but, as required under Rule 16b-3, certain material amendments to the Equity Compensation Plan must be approved by the stockholders.

   Eligibility to Receive Awards. Currently, any full-time active employee of the Company and its subsidiaries is eligible to be selected to receive one or more Awards. The Company and its subsidiaries currently have approximately 5,846 employees. The actual number of employees who will receive Awards under the Equity Compensation Plan cannot be determined because eligibility for participation in the Equity Compensation Plan is in the discretion of the Compensation Committee. Employee directors are also eligible to receive all Awards under the Equity Compensation Plan.

   Options. Currently, the Compensation Committee may grant Nonqualified Stock Options and/or Incentive Stock Options (which are entitled to favorable tax treatment) to full-time employees. The number of shares covered by each option will be determined by the Compensation Committee, but during any fiscal year of the Company, no participant may be granted Options for more than 300,000 shares. The price of the shares of the Company's common stock subject to each Option is set by the Compensation Committee but cannot be less than 100% of the fair market value (determined on the date of grant) of the shares covered by the option. The option price of each option must be paid in full at the time of exercise. The Compensation Committee may permit the option price to be paid in cash or through the tender of shares of the Company's common stock already owned by the Participant, or by a combination of cash and shares. The Compensation Committee may also allow the cashless exercise of an option as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions or by any other means the Compensation Committee determines to be consistent with the Equity Compensation Plan's purposes and applicable law. Options become exercisable and terminate at the times and on the terms established by the Compensation Committee, but options generally shall not be exercisable later than the 10th anniversary date of the grant.

   Stock Appreciation Rights. Stock Appreciation Rights ("SARs") may be granted as a separate award or together with an option to full-time employees. Upon exercise of a SAR, the participant will receive a payment from the Company equal to (1) the difference between the fair market value of a share on the date of exercise over the grant price multiplied by (2) the number of shares with respect to which the SAR exercised. The grant price of a free standing SAR equals the fair market value of a share on the date of grant of the SAR. The grant price of a Tandem SAR equals the option price of the related option. SARs may be paid in cash or shares of the Company's common stock, as determined by the Compensation Committee. The number of shares covered by each SAR will be determined by the Compensation Committee, but during any fiscal year of the Company, no participant may be granted SARs for more than 100,000 shares. The Compensation Committee also determines the other terms and conditions of each SAR. SARs expire at the same times established by the Compensation Committee but subject to the maximum time limits as are applicable to options granted under the Equity Compensation Plan.

   Restricted Stock Awards. Restricted Stock Awards are shares of the Company's common stock which vest in accordance with terms established by the Compensation Committee in its discretion. For example, the Compensation Committee may provide the Restricted Stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may by applied on a Company-wide basis or an individual unit basis, as deemed appropriate in light of the participant's specific responsibilities. The number of shares covered by each Award of Restricted Stock will be determined by the Compensation Committee, but during any fiscal year of the Company no participant may be granted Restricted Stock for more than 100,000 shares.

   Performance Units and Performance Shares. Performance Units and Performance Shares are amounts credited to a bookkeeping account established for the participant. A Performance Unit has an initial value that is established by the Compensation Committee at the time of its grant. A Performance Share has an initial value equal to the fair market value of a share of the Company's common stock on the date of grant. Whether a Performance Unit or Performance Share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Compensation Committee are satisfied. Performance measures may be chosen from among profits, net income (before or after tax), share price, earnings per share, return on assets, return on equity, operating income, return on capital, return on investment, stockholder return, sales, customer service, employee satisfaction or economic value added. The applicable performance goals (and all other terms and conditions of an award of Performance Units or Performance Shares) will be determined in the discretion of the Compensation Committee. After a Performance Unit or Performance Share has vested (that is, after the applicable performance goal or goals have been achieved), the participant will be entitled to a payout of cash and/or common stock, as determined by the Compensation Committee not to exceed $2,000,000 for any one participant in any fiscal year.

   Non-transferability of Awards. Awards granted under the Equity Compensation Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than (except in the case of Restricted Stock) by will or by the applicable laws of descent and distribution, provided that in the discretion of the Compensation Committee, a participant's award agreement (except in the case of an Incentive Stock Option) may provide otherwise.

   Change in Control. On the occurrence of a change in control, all options and SARs granted become immediately exercisable, any restriction periods and restrictions imposed on Restricted Stock lapse and all target pay-out opportunities attainable under all outstanding Awards of Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire performance period as of the effective date in a Change in Control. In addition, the vesting of all Awards denominated in shares shall accelerate as of the effective date of a Change in Control and certain cash payments shall be made to participants, with respect to the assumed achievement of performance goals, on a prorata basis. For purposes of the Equity Compensation Plan, a "Change in Control" means generally, either (1) any Person acquires beneficial ownership of more than 35% of the Company's voting power, (2) during any two consecutive year period there is a change in those persons constituting a majority of the Board at the beginning of such period, or (3) a plan of complete liquidation, an agreement for the sale of substantially all the Company's assets or a merger, consolidation or reorganization of the Company involving current stockholders obtain at least 65% of the voting power of the Company (or surviving entity).

   Tax Aspects. Based on management's understanding of current federal income tax laws, the tax consequences of the grant of Awards under the Equity Compensation Plan are as follows:

   A recipient of an option or SAR granted under the Equity Compensation Plan will not have taxable income at the time of grant. Upon exercise of a Nonqualified Stock Option or SAR, the participant generally must recognize as taxable ordinary income an amount equal to the fair market value on the date of exercise of the shares exercised minus the option price or grant price. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be a capital gain or loss.

   Upon exercise of an Incentive Stock Option, the participant generally will not be required to recognize any taxable income on account of the exercise. Upon a later sale or other disposition of the shares, the participant must recognize long-term capital gain or ordinary income, depending on the length of time the participant has held the shares prior to sale.

   A participant who receives Restricted Stock or Performance Units or Performance Shares will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares or units vest. Alternatively, the participant may elect under Section 83(b) of the Internal Revenue Code to be taxed at the time of receipt of the Restricted Stock or Performance Units or Performance Shares. If the Restricted Stock or Performance Units or Performance Shares are subsequently forfeited, the participant is not entitled to a deduction for the loss. However, if the participant holds the Restricted Stock, Performance Units or Performance Shares until after the shares vest and subsequently sells the shares upon vesting, the gain will be taxed as a capital gain as opposed to ordinary income. In all cases, the amount of ordinary income recognized by the participant will be equal to the fair market value of the shares at the time income is recognized, minus the amount, if any, paid for the shares.

   Any taxes required to be withheld must be paid by the participant at the time of exercise. With respect to withholding required upon exercise of options, participants may elect, subject to the approval of the Compensation Committee, to satisfy tax withholding requirements in whole or in part, by having the Company withhold shares having a fair market value on the date that the tax is determined equal to the minimum statutory total tax which could be imposed on the transaction.

   The Company generally will be entitled to a tax deduction in connection with an Award made under the Equity Compensation Plan only to the extent that the participant recognizes ordinary income from the award. Section 162(m) of the Internal Revenue Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the four most highly compensated executive officers.

   The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or qualifies for the performance based exception under Section 162(m). The Equity Compensation Plan has been designed so that the Compensation Committee, in its discretion, may in the future make grants of options and SARs which will qualify as performance based compensation under
Section 162(m).

   The proposed amendments included in the proposed amendment and restatement of the Equity Compensation Plan require the approval of the affirmative vote of a majority of the outstanding shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted in determining the total number of shares present at the Annual Meeting and thus have the effect of a vote against the proposal.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT AND RESTATEMENT OF THE EQUITY COMPENSATION PLAN IN THE FORM ATTACHED HERETO.

   PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE NON-EMPLOYEE DIRECTOR STOCK PLAN TO (1) ALLOW FOR GRANTS OF STOCK OPTIONS AND RESTRICTED STOCK TO NON-EMPLOYEE DIRECTORS, (2) INCREASE FROM 125,000 SHARES TO 375,000 SHARES THE AGGREGATE NUMBER OF SHARES AVAILABLE FOR GRANT THEREUNDER, AND (SUBJECT TO RESTRICTIONS ON THE MAXIMUM NUMBER OF SHARES RESERVED FOR GRANT) TO ALLOW FOR THE NUMBER OF SHARES AVAILABLE FOR GRANT TO BE INCREASED ANNUALLY BY THE NUMBER OF AWARDS EXERCISED BY NON-EMPLOYEE DIRECTORS, AND (3) PERMIT INCORPORATION INTO THE PLAN PRIOR GRANTS OF STOCK OPTIONS COVERING AN AGGREGATE OF 158,500 SHARES TO NON-EMPLOYEE DIRECTOR MEMBERS OF THE BOARD.

   At the Annual Meeting there will be submitted to the stockholders a proposal to approve the Company's Non-Employee Director Stock Plan ("Non-Employee Director Stock Plan"), as amended and restated. The amended Non-Employee Director Stock Plan allows the grant of stock options and restricted stock to non-employee directors and increases the aggregate number of shares available for award in the form of shares, stock options, or restricted stock awards from 125,000 shares to 375,000 shares, subject to increase annually as provided in the Non-Employee Director Stock Plan. On February 19, 2002, the Board approved the proposed amendment to the Non-Employee Director Stock Plan, subject to stockholder approval. If the proposed amendment is not approved by the Company's stockholders, it is automatically null and void. The Board first approved the Non-Employee Director Stock Plan in February 1996 and the stockholders adopted the Non-Employee Director Stock Plan in May 1996.

   The Non-Employee Director Stock Plan currently provides for automatic awards of shares in May of each year, with each award to a non-employee director comprising that number of shares equal to the quotient of $15,000 divided by the fair market value of a share on the award date. The Board's decision to recommend the granting of stock options and restricted stock to non-employee directors pursuant to the Non-Employee Director Stock Plan was based in part on the recommendation of Towers Perrin, who had been retained by the Compensation Committee to conduct a comprehensive review of the executive compensation program. As part of this review, Towers Perrin evaluated the Equity Compensation Plan and the Non-Employee Director Stock Plan. The Company's guidelines for issuing options and restricted stock to non-employee directors under the Non-Employee Director Stock Plan were revised in accordance with current market standards for publicly traded companies because the Board believes that a greater use of stock-based incentives can optimize profitability and growth of the Company by providing the Company with the means to attract and retain the services of non-employee directors who contribute to the success of the Company. Using these new standards, Towers Perrin provided the Compensation Committee with a forecast of the needs for shares for future grants to non-employee directors. Based on Towers Perrin's recommendations, the Board decided to submit to the stockholders this proposal to amend the Company's Non-Employee Director Stock Plan to allow for the grant of options and restricted stock under the plan.

   If the compensation proposals presented to the stockholders for approval at the Annual Meeting are approved, all future grants of stock, stock options and restricted stock to non-employee directors will be made from the Non-Employee Director Stock Plan and not from the Equity Compensation Plan. The purpose of this grant of stock options and restricted stock is to align the interests of the Board with the Company's stockholders and to create a greater incentive among the Board members to promote the Company's success and profitability, thus allowing the Board the flexibility to determine the amount of stock options and restricted stock to be awarded each year suits this purpose. Thus, the Board is requesting stockholder approval for the annual grant of stock options and restricted stock to non-employee directors in an amount to be determined each year.

   As of June 7, 2002, 55,476 shares of common stock had been awarded to non-employee directors in the form of automatic awards of shares. There are approximately 69,524 shares of common stock remaining available for future awards under the Non-Employee Director Stock Plan as of June 7, 2002. The Non-Employee Director

Stock Plan, as amended, provides for an automatic increase in the number of stock options and restricted stock available for award to non-employee directors in an amount equal to the number of such grants exercised in any given fiscal year, and also provides for an automatic increase in the number of shares available for such grants, so that (subject to restrictions on the maximum number of shares reserved for grant) at all times the Non-Employee Director Stock Plan will have 375,000 shares available for issuance as provided in the Non-Employee Director Stock Plan. Certain information regarding awards of shares to certain non-employee directors is set forth under "Executive Compensation" and "Election of Directors--Compensation of Directors" above.

   During 1999 and 2000, the Company issued options to purchase 158,500 shares of the Company's common stock to various non-employee directors. The amended and restated Non-Employee Director Stock Plan contemplates inclusion of the options granted to non-employee directors under the previous grants into the Non-Employee Director Stock Plan, and the number of shares reserved for issuance includes an additional 158,500 shares to cover the award of stock options already granted to non-employee directors. This transfer of the outstanding stock options granted to non-employee directors is intended to reduce the administrative costs associated with administering the grant of such stock options.

   The following summary of certain principal features of the Non-Employee Director Stock Plan is qualified in its entirety by the complete text of the Non-Employee Director Stock Plan, as amended and restated, in the form attached hereto as Exhibit B. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Non-Employee Director Stock Plan. As of June 7, 2002, the closing price of a share of the Company's common stock as reported on the New York Stock Exchange composite-- transactions Report was $8.51.

   Purpose. The Non-Employee Director Stock Plan is intended to promote the interests of the Company and its stockholders by (i) providing an incentive to those directors of the Company who are not employees of the Company or its subsidiaries to serve on the Board of the Company and (ii) linking the personal interests of such directors with the interests of the stockholders in the continuing financial success of the Company.

   General. The Non-Employee Director Stock Plan permits the granting of shares, stock options and restricted stock to non-employee directors. The total number of shares of the Company's common stock available for awards to be granted under the Non-Employee Director Stock Plan is currently 125,000 shares. The Non-Employee Director Stock Plan, as amended, provides for an increase from 125,000 shares to 375,000 shares in the aggregate number of shares available for grant thereunder, an automatic increase in the number of stock options and restricted stock available for award to non-employee directors in an amount equal to the number of such grants exercised in any given fiscal year, and an automatic increase in the number of shares available for such grants, so that (subject to restrictions on the maximum number of shares reserved for grant) at all times the Non-Employee Director Stock Plan will have 375,000 shares available for issuance as provided in the Non-Employee Director Stock Plan.

   Administration of the Non-Employee Director Stock Plan. The Non-Employee Director Stock Plan is administered by a "Plan Committee," which is the Governance Committee of the Board, or any successor committee of the Board which the Board appoints to administer the Non-Employee Director Stock Plan. The Non-Employee Director Stock Plan does not require that the Plan Committee members must qualify as "disinterested persons" under Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), but does require, in general terms, that the Non-Employee Director Stock Plan comply in all respects with the applicable provisions of Rule 16b-3 in connection with any award of shares, options or restricted stock to a non-employee director. In addition, non-employee directors only may be granted nonqualified stock options, and any grant of a non-qualified stock option to a non-employee director must be approved by the Board (and not a committee thereof) in the manner provided in Rule 16b-3(d)(1), or otherwise approved or ratified in a manner provided in Rule 16b-3, or such non-employee director must hold such non-qualified stock option for at least the period provided in Rule 16b-3. Subject to the obligations of the Board described above, the Plan Committee may select non-employee directors to participate in the Non-Employee Director Stock Plan, determine the size and types of awards, determine the terms and conditions of awards, construe and interpret the Non-Employee Director Stock

Plan and any agreement entered into under the Non-Employee Director Stock Plan, establish, amend or waive any rules and regulations for the Non-Employee Director Stock Plan's administration, and amend the terms and conditions of any outstanding awards to the extent such terms and conditions are within the discretion of the Plan Committee. The Plan Committee also has the discretion for making any adjustments in awards, the shares, options or restricted stock available for awards, and the numerical limitation for awards to reflect any transactions such as stock splits or any merger or reorganization of the Company. The Board may amend or terminate the Non-Employee Director Stock Plan at any time and for any reason but, as required under Rule 16b-3, certain material amendments to the Non-Employee Director Stock Plan must be approved by the stockholders.

   Eligibility to Receive Awards. Any non-employee director of the Company is eligible to be selected to receive awards of shares, stock options or restricted stock.

   Automatic Awards of Shares. An award of shares shall be automatically made on May 1 of each year to each non-employee director who is serving as such on the award date. Each award shall comprise that number of shares equal to the quotient of $15,000 divided by the fair market value of a share on the award date provided that if the award calculation results in fractional shares, such awards shall be rounded down to the nearest whole share number and cash shall be paid in lieu of fractional shares, and provided further that if there are not sufficient shares available under the Non-Employee Director Stock Plan to permit the award of shares to be made to all non-employee directors eligible therefor, then the award of shares to be made to all such eligible non-employee directors shall be reduced pro rata (to zero if necessary) so as not to exceed the number of shares available for award under the Non-Employee Director Stock Plan and cash shall be paid in lieu of the difference. In the event that any shares awarded under the automatic award of shares provisions of the Non-Employee Director Stock Plan are newly issued by the Company, the non-employee director receiving such shares shall pay to the Company, in cash, an amount equal to the par value of such shares. Any shares awarded under the Non-Employee Director Stock Plan must be held by the non-employee director for at least six month after the award date.

   Options. The Board may grant nonqualified stock options to non-employee directors in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board. Each option grant shall be evidenced by an award agreement that shall specify the option price, the duration of the option, the number of shares to which the option pertains, and such other provisions as the Board shall determine. The award agreement also shall specify that the option is intended to be a nonqualified stock option whose grant is intended not to fall under the provisions of section 422 of the Internal Revenue Code of 1986. The option price for each grant of an option under the Non-Employee Director Stock Plan shall be at least equal to one hundred percent (100%) of the fair market value of a share on the award date. The option price of each option must be paid in full at the time of exercise. The Board may permit the option price to be paid in cash or through the tender of shares of the Company's common stock already owned by the non-employee director, or by a combination of cash and shares. The Board may also allow the cashless exercise of an option as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means the Board determines to be consistent with the Non-Employee Director Stock Plan's purposes and applicable law. Options become exercisable and terminate at the times and on the terms established by the Board, but options generally shall not be exercisable later than the tenth (10th) anniversary date of the grant.

   Restricted Stock Awards. Restricted stock awards are shares of the Company's common stock which vest in accordance with terms established by the Board in its discretion. Each restricted stock grant shall be evidenced by a restricted stock award agreement that shall specify the period of restriction, the number of shares of restricted stock granted, and such other provisions as the Board shall determine. For example, the Board may provide that the restricted stock will vest only if one or more performance goals are satisfied and/or if the non-employee director remains as a director of the Company for a specified period of time. Any performance measures may be applied on a Company-wide basis or an individual unit basis, as deemed appropriate in light of the non-employee director's specific responsibilities. During the period of restriction, the non-employee director holding shares of restricted stock may exercise full voting rights with respect to the shares and may be credited with regular cash dividends paid with respect to the shares.

   Nontransferability of Awards. Awards granted under the Non-Employee Director Stock Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than (except in the case of restricted stock) by will or by the applicable laws of descent and distribution, provided that in the discretion of the Board, a non-employee director's award agreement may provide otherwise.

   Change in Control. On the occurrence of a change in control, all options granted become immediately exercisable, any period of restriction and restrictions imposed on restricted stock lapse and all target payout opportunities attainable under all outstanding awards of restricted stock shall be deemed to have been fully earned for the entire performance period as of the effective date of a change in control. In addition, the vesting of all awards denominated in shares shall accelerate as of the effective date of the change in control and certain cash payments shall be made to non-employee directors with respect to the assumed achievement of any performance goals on a pro rata basis. For purposes of the Non-Employee Director Stock Plan, a "change in control" means, generally, either (i) any person acquires beneficial ownership of more than thirty-five percent (35%) of the Company's voting power, (ii) during any two (2) consecutive year period there is a change in those persons constituting a majority of the Board at the beginning of such period, or (iii) a plan of complete liquidation, an agreement for the sale of substantially all of the Company's assets or a merger, consolidation or reorganization of the Company involving current stockholders obtain at least sixty-five percent (65%) of the voting power of the Company (or surviving entity).

   Tax Aspects. Based on management's understanding of the current federal income tax laws, the tax consequences of the grant of awards under the Non-Employee Director Stock Plan are as follows:

   A non-employee director who receives an automatic award of shares will recognize as taxable ordinary income an amount equal to the fair market value of the shares on the award date.

   A non-employee director who receives an option granted under the Non-Employee Director Stock Plan will not have taxable income at the time of the grant. Upon exercise of a nonqualified stock option, the non-employee director generally must recognize as taxable ordinary income an amount equal to the fair market value on the date of exercise of the shares exercised minus the option price. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be a capital gain or loss.

   A non-employee director who receives restricted stock will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares vest. Alternatively, the non-employee director may elect under section 83(b) of the Internal Revenue Code to be taxed at the time of receipt of the restricted stock. If the restricted stock is subsequently forfeited, the non-employee director is not entitled to a deduction for the loss. However, if the non-employee director holds the restricted stock until after the shares vest and subsequently sells the shares upon vesting, the gain will be taxed as a capital gain as opposed to ordinary income. In all cases, the amount of ordinary income recognized by the non-employee director will be equal to the fair market value of the shares at the time income is recognized, minus the amount, if any, paid for the shares.

   Any taxes required to be withheld must be paid by the non-employee director at the time of exercise. With respect to withholding required upon exercise of options, non-employee directors may elect, subject to approval by the Board, to satisfy tax withholding requirements in whole or in part by having the Company withhold shares having a fair market value on the date that the tax is determined equal to the minimum statutory total tax which could be imposed on the transaction.

   The Company generally will be entitled to a tax deduction in connection with an award made under the Non-Employee Director Stock Plan only to the extent that the non-employee director recognizes ordinary income from the award.

   The proposed amendment to the Non-employee Director Stock Plan requires the approval of the affirmative vote of a majority of the outstanding shares of common stock present (in person or by proxy) and entitled to vote at the Annual Meeting. Abstentions and broke or non-votes are counted in determining the total number of shares present at the Annual Meeting and thus have the effect of a vote against the proposal.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT AND RESTATEMENT OF THE NON-EMPLOYEE DIRECTOR STOCK PLAN IN THE FORM ATTACHED HERETO.

                             INDEPENDENT AUDITORS

   The Board had appointed Arthur Andersen LLP ("Andersen"), independent public accountants, as auditors of the Company for the fiscal year ending December 29, 2002. In light of recent events and developments concerning Andersen subsequent to the fiscal year ended December 30, 2001, the Audit Committee has undertaken additional inquiry and diligence by monitoring events and circumstances impacting Andersen's abilities to fulfill auditor responsibilities to the Company. During May 2002 the Audit Committee and management met with two other independent accounting firms to establish potential alternatives for the Company should circumstances later warrant. On June 6, 2002, the Audit Committee received a report from management concerning developments related to Andersen and the Audit Committee concluded that it was unlikely Andersen would be able to fulfill the role of independent accountant to the Company for fiscal year 2002. On June 7, 2002 the Audit Committee presented this conclusion to the Board and unanimously recommended that the Company discharge Andersen and retain Ernst & Young LLP ("E&Y") as the Company's independent auditors for fiscal year ending December 29, 2002. This recommendation was then unanimously approved by the Board subject to the execution of appropriate documentation between the Company and E&Y.

   The reports of Andersen on the financial statements of the Company for each of the fiscal years ended December 30, 2001 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended December 30, 2001 and December 31, 2000 and within the interim period from December 31, 2001 through June 7, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of such disagreement in its reports on the financial statements for such fiscal years. Except to the extent discussed below, there were no reportable events within the meaning of Item 304(a)(l)(v) of Regulation S-K for the fiscal years ended December 30, 2001 and December 30, 2000 and within the interim period from December 31, 2001 through June 7, 2002.

   As announced on April 22, 2002, the Company identified certain accounting issues at its Stockton, California broadline foodservice subsidiary impacting prior-years previously reported operating results that caused it to restate its financial statements. The issues giving rise to the restatement were not detected by the Company's internal control processes and were the result of a significant deficiency in the design or operation of the control procedures at the subsidiary, which could be deemed a material weakness in accounting controls at the subsidiary. The Company has taken steps to thoroughly investigate such deficiencies and has taken appropriate remedial actions. With respect to these deficiencies, the Audit Committee discussed them with Andersen and authorized Andersen to respond fully to inquiries of E&Y concerning them.

   During each of the two most recent fiscal years and within the interim period from December 31, 2001 through June 7, 2002, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

   The Company does not expect Andersen to have a representative at the Annual Meeting and does not know if E&Y will have a representative available to appear at the Annual Meeting.

Audit Fees

   The aggregate fees billed by Andersen for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 30, 2001 and for the reviews of the financial statements included in the Company's Form 10-Qs for that fiscal year were $455,000.

Financial Information Systems Design and Implementation Fees

   The Company was not billed any fees for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Andersen for the fiscal year ended December 30, 2001.

All Other Fees

   The aggregate fees billed for services rendered by Andersen, other than the services described above under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 30, 2001 were $307,000.

   The Audit Committee has considered whether the provision of services other than those described above under the heading "Audit Fees" are compatible with maintaining the independence of the Company's principal accountants.

                                 ANNUAL REPORT

   The Company's Annual Report to Stockholders for fiscal year 2001 is being mailed to all stockholders. Any stockholder who has not received a copy may obtain one by writing to the Company.

   THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K/A (Amendment No. 2), FOR THE YEAR ENDED DECEMBER 30, 2001 (EXCLUSIVE OF EXHIBITS THERETO), FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON REQUEST OF ANY PERSON WHO WAS A HOLDER OF RECORD, OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS A BENEFICIAL OWNER, OF COMMON STOCK ON JUNE 7, 2002. ANY SUCH REQUEST SHALL BE IN WRITING AND ADDRESSED TO THE SECRETARY OF THE COMPANY, 600 CITADEL DRIVE, COMMERCE, CALIFORNIA 90040, TELEPHONE NUMBER (323) 869-7500.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

   The Company's Bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate directors at an annual or special meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to such anniversary date and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of stockholders, not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The Bylaws also specify certain requirements for a stockholder's notice to be in proper written form. If the Company does not receive timely notice of any such proposed business, the proxy holders may exercise discretionary authority with respect to that proposal. If the Company does receive timely notice of any such proposed business, the proxy holders may exercise discretionary authority with respect to that proposal but only to the extent permitted by the regulations of the Securities and Exchange Commission.

   A proposal by a stockholder intended to be presented at the 2003 Annual Meeting must be received by the Company at its principal executive offices by December 17, 2002, to be included in the Proxy Statement for that Annual Meeting, and all other conditions for such inclusion must be satisfied.

                                 OTHER MATTERS

   The Company knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly presented for action, the persons named in the accompanying proxy intend to vote on such matter in their discretion.

                            SOLICITATION OF PROXIES

   The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail, telephone or telegram and personally by directors, officers and other employees of the Company, but such persons will not receive any compensation for such services over and above their regular salaries. The Company will reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Donald G. Alvarado
                                          Secretary

June 14, 2002

                                                                      EXHIBIT A

                              SMART & FINAL INC.

                      LONG-TERM EQUITY COMPENSATION PLAN

                            (AMENDED AND RESTATED)

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

   1.1. Establishment of the Plan. Smart & Final Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Smart & Final Inc. Long-Term Equity Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

   The Plan shall become effective as of February 21, 1997 (the "Effective Date") and shall remain in effect as provided in Article 1.3 hereof. The Plan, as amended and restated, shall become effective as of September 1, 2001.

   1.2. Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

   The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

   1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Article 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after December 31, 2010.

ARTICLE 2. DEFINITIONS

   Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

   2.1. "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

   2.2. "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

   2.3. "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

   2.4. "Board" or "Board of Directors" means the Board of Directors of the Company.

   2.5. "Change in Control" of the Company shall be deemed to have occurred (as of a particular day, as specified by the Board) upon the occurrence of any event described in this Article 2.5 as constituting a Change in Control.

   A Change in Control will be deemed to have occurred as of the first day any one (1) or more of the following events shall have been satisfied:

     (a) Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing more than thirty-five percent (35%) of the combined voting power of the Company's then outstanding securities; or (b) During any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or (c) The stockholders of the Company approve: (i) a plan of complete liquidation of the Company; or (ii) an agreement for the sale or disposition of all or substantially all the Company's assets; or (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

   However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change-in-Control transaction. The Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than three percent (3%) of the voting equity securities of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise deemed not to be significant, as determined prior to the Change in Control by a majority of the continuing Non-Employee Directors).

   2.6. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   2.7. "Committee" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

   2.8. "Company" means Smart & Final Inc., a Delaware corporation, including any and all Subsidiaries, and any successor thereto as provided in Article 18 herein.

   2.9. "Director" means any individual who is a member of the Board of Directors of the Company.

   2.10. "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

   2.11. "Effective Date" shall have the meaning ascribed to such term in
Article 1.1 hereof.

   2.12. "Employee" means any full-time, active employee of the Company. Directors who are not employed by the Company shall not be considered Employees under this Plan.

   2.13. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

   2.14. "Fair Market Value" shall be determined on the basis of the closing sale price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

   2.15. "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

   2.16. "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

   2.17. "Insider" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

   2.18. "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

   2.19. "Nonemployee Director" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

   2.20. "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

   2.21. "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

   2.22. "Option Price" or "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

   2.23. "Participant" means an Employee who has outstanding an Award granted under the Plan.

   2.24. "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

   2.25. "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

   2.26. "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.

   2.27. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

   2.28. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

   2.29. "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

   2.30. "Retirement" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan.

   2.31. "Shares" means the shares of common stock of the Company.

   2.32. "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

   2.33. "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest (including all division, affiliates, and related entities).

   2.34. "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3. ADMINISTRATION

   3.1. The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

   3.2. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Persons who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to any eligible Persons; establish, amend, or waive rules and regulations for the Plan's administration as they apply to eligible Persons; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to eligible Persons. As permitted by law, the Committee may delegate its authority as identified herein.

   3.3. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

   4.1. Number of Shares Available for Grant. Subject to adjustment as provided in Article 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be Five Million One Hundred Thousand (5,100,000), provided that effective as of May 30 of each year, there shall be an automatic increase in the number of Shares available for Awards to eligible Participants in an amount equal to the number of Shares issued by reason of such Awards being exercised during such fiscal year, (provided that the maximum aggregate number of Shares available for Awards under the Plan during any fiscal year of the Company shall not exceed seventeen and four-tenths percent (17.4%) of the adjusted average of the outstanding Common Stock, as that number is determined by the Company to calculate fully diluted earnings per share for the preceding fiscal year) and provided further that the maximum number of Shares available for Awards of Incentive Stock Options under the Plan shall be Five Hundred Ten Thousand (510,000) shares. The Committee shall determine the appropriate methodology for calculating the number of shares issued pursuant to the Plan.

   Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the
Plan:

     (a) Options: The maximum aggregate number of Shares that may be granted in the form of Options, pursuant to any Award granted in any one fiscal year to any one single Participant shall be three hundred thousand (300,000).

     (b) SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one single Participant shall be one hundred thousand (100,000).

     (c) Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be one hundred thousand (100,000) Shares.

     (d) Performance Shares/Performance Units: The maximum aggregate payout with respect to Awards of Performance Shares or Performance Units granted in any one fiscal year to any one Participant shall be the value of two million dollars ($2 million) at the end of the Performance Period.

   4.2. Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Article 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subarticles 4.1(a) and 4.1(b), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

   5.1. Eligibility. Persons eligible to participate in this Plan include all Employees, including employees who are members of the Board of Directors of the Company and its subsidiaries.

   5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Persons, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

   6.1. Eligibility; Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to eligible Persons in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

   6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code
Section 422.

   6.3. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

   6.4. Duration of Options. Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

   6.5. Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

   6.6. Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

   The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) subject to applicable securities law restrictions, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b), as the Committee may specify in the Award Agreement entered into with each Participant.

   The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

   6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

   6.8. Termination of Employment. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this
Article 6, and may reflect distinctions based on the reasons for termination of employment with the Company.

   6.9.  Non-transferability of Options.

     (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

   7.1. Eligibility; Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to eligible Persons at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

   The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

   7.2. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

   Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

   7.3. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

   7.4. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

   7.5. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

   7.6. Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

     (b) The number of Shares with respect to which the SAR is exercised.

   At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

   7.7. Termination of Employment. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and/or its subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

   7.8. Non-transferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8. RESTRICTED STOCK

   8.1. Eligibility; Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Persons in such amounts as the Committee shall determine. Without limiting the generality of the foregoing, Shares of Restricted Stock may be granted in connection with payouts under other compensation programs of the Company.

   8.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

   8.3. Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

   8.4. Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.

   The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

   8.5. Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

   8.6. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

   8.7. Termination of Employment. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment with the Company; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Named Executive Officers shall occur at the time they otherwise would have, but for the employment termination.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

   9.1. Eligibility; Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to eligible Persons upon such terms, and at any time and from time to time, as shall be determined by the Committee.

   9.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

   9.3. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

   9.4. Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period.

Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

   At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Article 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

   9.5. Termination of Employment Due to Death, Disability, or
Retirement. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion. Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Named Executive Officers who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

   9.6. Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Article 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

   9.7. Non-transferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 10. PERFORMANCE MEASURES

   Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among profits, net income (either before or after taxes), share price, earnings per share, return on assets, return on equity, operating income, return on capital, return on investment, stockholder return, sales, customer service, employee satisfaction, or economic value added. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

   In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 11. BENEFICIARY DESIGNATION

   Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12.  DEFERRALS

   The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. RIGHTS TO CONTINUED SERVICE

   13.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or directorship at any time, nor confer upon any Participant any right to continue in the employ of the Company.

   13.2. Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14.  CHANGE IN CONTROL

   14.1. Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

     (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

     (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse;

     (c) The target payout opportunities attainable under all outstanding Awards of Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control a pro rata amount based upon an assumed achievement of all relevant performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control.

   14.2. Termination, Amendment, and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board, upon recommendation of the Committee, may terminate, amend, or modify this Article 14 at any time and from time to time prior to the date of a Change in Control.

ARTICLE 15. AMENDMENT, MODIFICATION, AND TERMINATION

   15.1. Amendment, Modification, and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon.

   15.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Article 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

   15.3. Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

   15.4. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

ARTICLE 16.  WITHHOLDING

   16.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

   16.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17. INDEMNIFICATION

   Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18. SUCCESSORS

   All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19.  LEGAL CONSTRUCTION

   19.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   19.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   19.3. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   19.4. Securities Law Compliance. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

   19.5. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                      EXHIBIT B

                              SMART & FINAL INC.

                       NON-EMPLOYEE DIRECTOR STOCK PLAN
                            (AMENDED AND RESTATED)

1. PURPOSE

   The purpose of this Smart & Final Inc. Non-Employee Director Stock Plan (this "Plan") is to promote the interests of the Company and its stockholders by (i) providing an incentive to those directors of the Company who are not employees of the Company or its subsidiaries to serve on the Board, and (ii) linking the personal interests of such directors with the interests of the stockholders in the continuing financial success of the Company.

2. DEFINITIONS

   For purposes of this Plan, each term set forth in this Section 2 shall have the meaning set forth opposite such term and, when the defined meaning is intended, the term is capitalized.

   2.1 "Award Agreement" means an agreement entered into by the Company and each Non-Employee Director setting forth the terms and provisions applicable to awards granted under this Plan.

   2.2 "Award Date" means, (i) for purposes of the initial automatic award of Shares under Section 4 of this Plan, May 10, 1996 and, thereafter, for purposes of automatic awards of Shares under Section 4, May 1 of each succeeding year in which this Plan is in effect, and (ii) for purposes of awards of Options or Restricted Stock under Section 5 and 6 of this Plan, the date on which such awards of Options or Restricted Stock are granted to any Non-Employee Director.

   2.3 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

   2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

   2.5 "Change in Control" of the Company shall be deemed to have occurred (as of a particular day, as specified by the Board) upon the occurrence of any event described in this Section 2.5 as constituting a Change in Control.

   A Change in Control will be deemed to have occurred as of the first day any one (1) or more of the following events shall have been satisfied:

     (a) Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing more than thirty-five percent (35%) of the combined voting power of the Company's then outstanding securities; or (b) During any period of two (2) consecutive years (not including any period prior to July 2, 2002), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved), cease for any reason to constitute a majority thereof; or (c) The stockholders of the Company approve: (i) a plan of complete liquidation of the Company; or (ii) an agreement for the sale or disposition of all or substantially all the Company's assets; or (iii) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty-five percent (65%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

   However, in no event shall a Change in Control be deemed to have occurred, with respect to a Non-Employee Director, if that Non-Employee Director is part of a purchasing group which consummates the Change-in-Control transaction. The Non-Employee Director shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Non-Employee Director is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than three percent (3%) of the voting equity securities of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise deemed not to be significant, as determined prior to the Change in Control by a majority of the continuing Non-Employee Directors).

   2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   2.7 "Company" means Smart & Final Inc., a Delaware corporation.

   2.8 "Director" means any individual who is a member of the Board.

   2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

   2.10 "Fair Market Value" shall be determined on the basis of the closing price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

   2.11 "Non-Employee Director" means any Director who is not and has not been an employee of the Company.

   2.12 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Section 6 herein and which is not intended to meet the requirements of Code Section 422.

   2.13 "Option" means a Nonqualified Stock Option as described in Section 6 herein.

   2.14 "Option Price" or "Exercise Price" means the price at which a Share may be purchased by a Non-Employee Director pursuant to an Option.

   2.15 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 6 herein.

   2.16 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

   2.17 "Plan" means this Smart & Final Inc. Non-Employee Director Stock Plan, as the same may be amended from time to time.

   2.18 "Plan Committee" means the Governance Committee of the Board, or any successor committee of the Board which the Board appoints to administer this Plan.

   2.19 "Restricted Stock" means an award granted to a Non-Employee Director pursuant to Section 6 herein.

   2.20 "Rule 16b-3" means Rule 16b-3 as promulgated under Section 16(b) of the Exchange Act, or any successor provisions thereto.

   2.21 "Share(s)" mean share(s) of Stock.

   2.22 "Stock" means the Common Stock, par value $.01 per share, of the Company.

3. SHARES AVAILABLE FOR AWARD

   Shares awarded under this Plan may be authorized but unissued Shares or authorized and issued shares held in the Company's treasury or acquired by the Company for purposes of this Plan. The aggregate number of Shares to be awarded under this Plan shall not exceed 375,000 shares, provided, however, in the event of any change in the outstanding Shares by reason of a recapitalization, stock dividend, stock split, split-up, combination or exchange of shares or any similar change affecting the Stock, the Board (whose determination shall be conclusive) shall make appropriate and proportionate adjustments in the aggregate share limitation set forth in the immediately preceding clause. Effective as of May 30 of each year, there shall be an automatic increase in the number of Shares, Options and Restricted Stock available for award to Non-Employee Directors in an amount equal to the number of Shares issued during the prior fiscal year by reason of such awards being exercised during such fiscal year (provided that the maximum aggregate number of Shares, Options and Restricted Stock available for award to Non-Employee Directors under the Non-Employee Director Stock Plan during any fiscal year of the Company shall not exceed one and three-tenths percent (1.3%) of the adjusted average of the outstanding Common Stock, as that number is determined by the Company to calculate fully diluted earnings per share for the preceeding fiscal year) and there shall also be an automatic increase in the number of Shares available for such awards, so that at all times the Non-Employee Director Stock Plan shall have 375,000 Shares available for awards as provided in the Non-Employee Director Stock Plan. No fractional Shares shall be issued under this Plan as a result of any adjustment made under this
Section 3.

4. AUTOMATIC AWARD OF SHARES

   An award of Shares shall be automatically made on the Award Date to each Non-Employee Director who is serving as such on the Award Date. Each award shall comprise that number of Shares equal to the quotient of $15,000 divided by the Fair Market Value of a Share on the Award Date; provided, however, if this award calculation results in fractional Shares, such award shall be rounded down to the nearest whole Share number and cash shall be paid in lieu of fractional shares, and provided, further, if at any time there are not sufficient Shares available under this Plan to permit the award of Shares to be made to all Non-Employee Directors eligible therefor, then the award of Shares to be made to all such eligible Non-Employee Directors under this
Section 4 shall be reduced pro rata (to zero if necessary) so as to not exceed the number of Shares available for award under this Plan and cash shall be paid in lieu of the difference. In the event that any Shares awarded under this Section 4 are newly issued by the Company, the Non-Employee Director receiving such Shares shall pay to the Company, in cash, an amount equal to the par value of such Shares. Any Shares awarded under this Plan must be held by such Non-Employee Director at least six months after the Award Date or, in the case of Shares awarded on May 10, 1996, six months after the date of the stockholder approval of this Plan, as described in Section 10.1 of this Plan.

5. GRANT OF OPTIONS

   5.1 Eligibility; Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Non-Employee Directors in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board. Notwithstanding anything in this Plan to the contrary, (a) Non-Employee Directors may be granted only an NQSO and (b) (i) any grant of an NQSO to a Non-Employee Director shall be (A) approved by the Board (and not a committee thereof) in the manner provided in Rule 16b-3(d)(1) promulgated under the Exchange Act or (B) otherwise approved or ratified in the manner provided in Rule 16b-3(d)(2) promulgated under the Exchange Act; or (ii) such Non-Employee Director shall hold such NQSO for at least the period provided in Rule 16b-3(d)(3) promulgated under the Exchange Act.

   5.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Board shall determine. The Award Agreement also shall specify that the Option is intended to be an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

   5.3 Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the Award Date.

   5.4 Duration of Options. Each Option granted to an Employee shall expire at such time as the Board shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

   5.5 Exercise of Options. Options granted under this Section 5 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Non-Employee Director.

   5.6 Payment. Options granted under this Section 5 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

   The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) subject to applicable securities law restrictions, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Non-Employee Director for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and
(b), as the Board may specify in the Award Agreement entered into with each Non-Employee Director.

   The Board also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law.

   Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Non-Employee Director, in the Non-Employee Director's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

   5.7 Restrictions on Share Transferability. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 5 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

   5.8 Termination of Directorship. Each Non-Employee Director's Award Agreement shall set forth the extent to which the Non-Employee Director shall have the right to exercise the Option following termination of the Non-Employee Director's service as a Director of the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Non-Employee Director, need not be uniform among all Options issued pursuant to this Section 5, and may reflect distinctions based on the reasons for termination of service as a Director of the Company.

   5.9 Non-transferability of Options. Except as otherwise provided in a Non-Employee Director's Award Agreement, no NQSO granted under this Section 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Non-Employee Director's Award Agreement, all NQSOs granted to a Non-Employee Director under this Section 5 shall be exercisable during his or her lifetime only by such Non-Employee Director.

6. RESTRICTED STOCK

   6.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Non-Employee Directors in such amounts as the Board shall determine. Without limiting the generality of the foregoing, Shares of Restricted Stock may be granted in connection with payouts under other compensation programs of the Company.

   6.2 Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Board shall determine.

   6.3 Transferability. Except as provided in this Section 6, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Board and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Board in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Non-Employee Director under the Plan shall be available during his or her lifetime only to such Non-Employee Director.

   6.4 Other Restrictions. The Board may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Non-Employee Directors pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.

   The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

   Except as otherwise provided in this Section 6, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Non-Employee Director after the last day of the applicable Period of Restriction.

   6.5 Voting Rights. During the Period of Restriction, Non-Employee Directors holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

   6.6 Dividends and Other Distributions. During the Period of Restriction, Non-Employee Directors holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Board may apply any restrictions to the dividends that the Board deems appropriate.

   6.7 Termination of Directorship. Each Restricted Stock Award Agreement shall set forth the extent to which the Non-Employee Director shall have the right to receive unvested Restricted Shares following termination of the Non-Employee Director's service as a Director of the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into with each Non-Employee Director, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of service as a Director of the Company.

7. CHANGE IN CONTROL

   7.1 Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

     (a) Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

     (b) Any Periods of Restriction and restrictions imposed on Restricted Shares shall lapse;

     (c) Any target payout opportunities attainable under all outstanding awards of Restricted Stock shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control. The vesting of all awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Non-Employee Directors within thirty (30) days following the effective date of the Change in Control a pro rata amount based upon an assumed achievement of all relevant performance goals and upon the length of time within the performance period which has elapsed prior to the Change in Control.

   7.2 Termination, Amendment, and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Section 7 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any award theretofore granted under the Plan without the prior written consent of the Non-Employee Director with respect to said Non-Employee Director's outstanding awards; provided, however, the Board, upon recommendation of the Plan Committee, may terminate, amend, or modify this
Section 7 at any time and from time to time prior to the date of a Change in Control.

8. NATURE OF AUTOMATIC AWARD PAYMENTS

   All automatic awards of Shares under Section 4 of this Plan shall be in lieu of a portion of the annual cash retainer fees otherwise due to each eligible Non-Employee Director in consideration of past services performed for the Company by such Non-Employee Directors; provided, however, that such automatic awards of Shares shall not be deemed to constitute "covered compensation" for purposes of the Smart & Final Directors Deferred Compensation Plan.

9. ADMINISTRATION

   The Plan Committee shall administer this Plan in accordance with its provisions and shall interpret this Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of this Plan and make such other determinations and take such other action as it deems necessary or advisable, except as otherwise expressly reserved to the Board in this Plan. The Plan Committee shall act by a majority of its members by vote in a meeting or by written instrument signed by a majority of its members. Any interpretation, determination, or other action made or taken by the Plan Committee shall be final and binding upon all Non-Employee Directors and all other persons. Neither the Plan Committee members nor the Directors, officers or employees of the Company shall be under any duty to provide to any Non-Employee Director or any other person tax or legal advice concerning any matter relating to this Plan. Members of the Plan Committee shall serve without additional compensation for their services as members, but all expenses and liabilities they incur in connection with the administration of this Plan shall be borne by the Company. No Plan Committee member shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all such persons shall be fully protected by the Company with respect to any such action, determination or interpretation.

10. EFFECTIVE DATE AND DURATION

   10.1 Adoption of this Plan. This Plan was adopted by the Board effective as of February 22, 1996, subject to the approval of the stockholders of the Company at the 1996 annual meeting of stockholders and was amended and restated effective as of July 2, 2002, subject to the approval of the stockholders of the Company at the 2002 annual meeting of stockholders. The amendments to this Plan, as set forth in the amended and restated Plan, shall be automatically null and void in the event that such stockholder approval is not so obtained in accordance with the applicable laws of the State of Delaware.

   10.2 Term. Unless terminated earlier as provided herein, this Plan shall terminate on February 22, 2005. No award of Shares shall be made after the date this Plan terminates; provided, however, the applicable terms and conditions of this Plan, and any terms and conditions applicable to any award of Shares made prior to the date this Plan terminates, shall survive the termination of this Plan.

   10.3 Amendment and Termination. The Board may from time to time amend, modify, suspend or terminate this Plan; provided, however, that no amendment or modification of this Plan shall become effective without stockholder approval if such stockholder approval is required by law, rule or regulation, and provided, further, to the extent required under Rule 16b-3, the provisions of this Plan shall not be amended or modified more than once every six months, except that the foregoing clause shall not preclude any amendment or modification to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the rules thereunder in effect from time to time. Except as otherwise stated in this Plan or required by law, no amendment, modification, suspension or termination of this Plan shall materially and adversely alter or impair any right of any Non-Employee Director with respect to any prior award of Shares, without the written consent of such Non-Employee Director.

   10.4 Reformation to Comply with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with the applicable provisions of Rule 16b-3 in connection with any award of Shares to a Non-Employee Director. Accordingly, if any provision of this Plan does not comply with the requirements of Rule 16b-3 as then applicable to such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Non-Employee Director shall avoid liability under Section 16(b).

11. MISCELLANEOUS

   11.1 Investment Representation. By his or her receipt of an award of Shares, Options or Restricted Stock under this Plan, a Non-Employee Director will be deemed to have represented and warranted to the Company that the Shares, Options or Restricted Stock being acquired are being acquired for investment and not for resale or with a view to the distribution thereof.

   11.2 Compliance With Laws and Regulations. This Plan, any Shares, Options or Restricted Stock awarded under this Plan, and the obligations of the Company to issue or deliver Shares, Options or Restricted Stock shall be subject to all applicable federal and state laws, rules and regulations and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any Shares, Options, or Restricted Stock either (i) prior to (a) the listing of such Shares on any stock exchange on which the Stock may then be listed and (b) the completion of any registration or qualification of such Shares which is required under any federal or state law, or any ruling or regulation of any government body, and which the Company shall, in its sole discretion, determine to be necessary or advisable; or (ii) until exemptions from such registration and qualification requirements are established to the reasonable satisfaction of the Company and its counsel. The Company may, in order to insure that resales are made in compliance with all applicable federal or state law, imprint a legend on certificates representing such Shares to the effect that the Shares may not be resold in the absence of compliance with the applicable restrictions or a determination that no restrictions are applicable.

   11.3 Non-transferability. A Non-Employee Director's rights and interests under this Plan may not be assigned, hypothecated, encumbered or transferred, in whole or in part, whether directly, by operation of law or otherwise (except, in the event of the death of a Non-Employee Director, by will or the laws of descent and distribution). Without limiting the generality of the foregoing, no rights or interests of any Non-Employee Director under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.

   11.4 No Rights to Directorship. Nothing in this Plan or in any action taken under this Plan shall confer upon any Non-Employee Director any right to continued or future service on the Board and shall not interfere with or limit in any way the right of the stockholders to remove any Non-Employee Director from his position as a Director. Participation under this Plan does not constitute an employment contract between any Non-Employee Director and the Company or any of its direct or indirect subsidiaries.

   11.5 Certain Corporate Transactions. Nothing in this Plan shall in any way prohibit the Company from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence.

   11.6 Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to establish any special fund or to make any segregation of assets to assure the award or delivery of Shares, Options or Restricted Stock under this Plan. To the extent that a Non-Employee Director or any other person acquires a right to receive an award pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

   11.7 Taxes. The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to, or to otherwise require payment from, a Non-Employee Director of an amount sufficient to cover any federal, state, local or foreign taxes required to be withheld with respect to any award of Shares, Options or Restricted Stock under this Plan. The Company shall have the further right to require that a Non-Employee Director furnish any information deemed necessary by the Company to meet any tax reporting obligations before delivering any Shares pursuant to this Plan.

   11.8 Headings. The Section and other headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

   11.9 Governing Law. The validity and construction of this Plan and any action taken under this Plan shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of Delaware.

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PROXY                                                                      PROXY

                              SMART & FINAL INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Donald G. Alvarado and Richard N. Phegley, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned and vote as directed on the reverse hereof all shares of Common Stock, $.01 par value per share, of Smart & Final Inc. (the "Company"), which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on July 2, 2002, or any adjournment thereof, and in their discretion upon such other business as may properly come before the Annual Meeting, or any adjournments thereof.

                          (Continued on reverse side)

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                           X FOLD AND DETACH HERE X


                               Admission Ticket

                            [LOGO OF SMART & FINAL]

                      2002 Annual Meeting of Stockholders

                             Tuesday, July 2, 2002
                                   10:00 AM

                   Smart & Final Inc. Corporate Headquarters
                               600 Citadel Drive
                          Commerce, California 90040

PLEASE ADMIT                                                    Non-Transferable

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND THE FOLLOWING PROPOSALS.

                                                              Please mark  [X]
                                                              your votes as
                                                              indicated in
                                                              this example

                                         FOR               WITHHOLD AUTHORITY
                                  all nominees listed       to vote for all
                                 (except as indicated)       nominees listed
1. Election of Directors
   Nominees: 01 Timm F. Crull,           [_]                        [_]
   02 Joel-Andre Ornstein,
   and 03 Ross E. Roeder

   (INSTRUCTION: To withhold authority to vote for any nominee, cross his name out above.)
                                         FOR         AGAINST      ABSTAIN
2. Proposal to Approve the Amended       [_]           [_]          [_]
   and Restated Long-Term Equity
   Compensation Plan:

                                         FOR         AGAINST      ABSTAIN
3. Proposal to Approve the Amended       [_]           [_]          [_]
   and Restated Non-Employee Director
   Stock Plan:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND, IF NO DIRECTIONS ARE GIVEN, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND ALL OF THE PROPOSALS.

Signature______________________________________________  Date __________, 2002

Signature______________________________________________  Date __________, 2002


Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, set forth your full title. When shares are held in more than one name, both parties should sign. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                            [LOGO OF SMART & FINAL]